As filed with the Securities and Exchange Commission on January 2, 2002

Registration No. 333-74236

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 2	[X]
Post-Effective Amendment No. (Check appropriate box or boxes)	[ ]

OAK RIDGE FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

10 South LaSalle Street, Suite 1050
Chicago, Illinois 60603
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (312) 857-1040

Samuel Wegbreit
Oak Ridge Funds, Inc.
10 South LaSalle Street, Suite 1050
Chicago, Illinois 60603
(Name and Address of Agent for Service)

Copies to:

Carol A. Gehl
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.
Title of Securities Being Registered . . . . . . . . .	Class A Shares of Common Stock, par value $.01 per share, of Oak Ridge Large Cap Equity Fund, a series of the Registrant.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

OAK RIDGE FUNDS, INC.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages
and documents:

Cover Sheet
Contents of Registration Statement
Letter to Shareholders
Notice of Special Meeting

PART A

Prospectus/Proxy Statement

PART B

Statement of Additional Information

PART C

Other Information
Signature Page
Exhibits

PART A

UNIVERSAL CAPITAL GROWTH FUND

a series of Universal Capital Investment Trust

100 South Wacker Drive, Suite 2100
Chicago, Illinois 60606

January 3, 2002

Dear Universal Capital Growth Fund Shareholder:

As a shareholder of Universal Capital Growth Fund (the "Universal Fund"), you are entitled to vote on the proposal described below and in the enclosed materials.

Management of the Universal Fund has determined that it would be in the best interests of the Universal Fund if the Fund were to exchange its assets (subject to liabilities) for Class A shares of Oak Ridge Large Cap Equity Fund, a series of Oak Ridge Funds, Inc., in a tax-free reorganization. If the proposal is approved and implemented, you will automatically become a shareholder of the Oak Ridge Large Cap Equity Fund.

Your Board of Trustees recommends a vote for the proposal. The Board believes that combining the two funds will benefit Universal Fund's shareholders by allowing them to continue their investment in a fund that has a similar investment objective and compatible investment policies. The shareholders of the Universal Fund will be invested in a combined fund with a larger asset base and the potential for lower overall expenses. The attached materials provide more information about the proposed reorganization and the two Funds.

Your vote is important no matter how many shares you own. Voting your shares early will help prevent costly follow-up mail and telephone solicitation. After you review the enclosed materials, we ask that you vote FOR the proposed reorganization. Please vote for the proposal by completing, dating and signing your proxy card, and mailing it to us today in the enclosed postage paid envelope.

If you have any questions after considering the enclosed materials, please call toll-free 1-800-969-9676.
Sincerely,

Andrew J. Goodwin, III President

UNIVERSAL CAPITAL GROWTH FUND

a series of Universal Capital Investment Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Universal Capital Growth Fund (the "Universal Fund"), a series of Universal Capital Investment Trust, will hold a Special Meeting of Shareholders on Thursday, January 31, 2002, at 10:00 a.m., Central Time. The meeting will be held at 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606. At the meeting, we will ask shareholders to vote on:

    A proposal to consider and approve the Agreement and Plan of Reorganization (the "Reorganization Plan"). Under the Reorganization Plan, (1) all or substantially all of the assets and all of the liabilities of the Universal Fund would be transferred to Oak Ridge Large Cap Equity Fund; (2) each shareholder of the Universal Fund would receive Class A shares of Oak Ridge Large Cap Equity Fund in an amount equal to the value of such person's holdings in the Universal Fund; and (3) the Universal Fund would then be liquidated and terminated.

    Any other business properly brought before the meeting.

You are entitled to vote at the meeting, and any adjournments or postponements thereof, if you owned shares of the Universal Fund at the close of business on December 14, 2001, the record date for this meeting.

Your vote is important! You are cordially invited to attend the meeting of shareholders. If you do not expect to attend the meeting, please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the postage-paid envelope provided. Your prompt return of the enclosed proxy card will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. If you wish to attend the meeting and vote your shares in person at that time, you will still be able to do so. You may revoke your proxy before it is exercised by submitting to the Secretary of the Universal Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.
By Order of the Board of Trustees,

Keith F. Pinsoneault Secretary

January 3, 2002

PROXY STATEMENT/PROSPECTUS

January 3, 2002

Relating to the acquisition of the assets of

UNIVERSAL CAPITAL GROWTH FUND
a series of Universal Capital Investment Trust

100 South Wacker Drive, Suite 2100
Chicago, Illinois 60606
(800) 969-9676

by and in exchange for Class A shares of

OAK RIDGE LARGE CAP EQUITY FUND
a series of Oak Ridge Funds, Inc.

10 South LaSalle Street, Suite 1050
Chicago, Illinois 60603
(800) 407-7298

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Universal Capital Investment Trust for use at the special meeting of shareholders (the "Meeting") of the Universal Capital Growth Fund (the "Universal Fund") to be held at 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606, on Thursday, January 31, 2002, at 10:00 a.m., Central Time, and any adjournments or postponements of the Meeting. At the Meeting, shareholders will be asked to approve an agreement and plan of reorganization (the "Reorganization Plan") that would combine the Universal Fund with the Oak Ridge Large Cap Equity Fund (the "Large Cap Fund"), a series of Oak Ridge Funds, Inc.

The reorganization will have three steps:

    First, the Universal Fund will transfer all or substantially all of its assets and all of its liabilities to the Large Cap Fund.

    Simultaneously, the Large Cap Fund will open an account for you, crediting you with Class A shares of the Large Cap Fund that are equivalent in value to your investment in the Universal Fund at the time of the reorganization.

    Finally, as soon as practicable following the distribution of shares of the Large Cap Fund, the Universal Fund would be liquidated and terminated.

As a result of the reorganization, you will become a shareholder of the Large Cap Fund and your Universal Fund shares will be exchanged for Class A shares of the Large Cap Fund of the same net asset value.

The closing of the reorganization is contingent upon shareholder approval of the Reorganization Plan. A copy of the Reorganization Plan is attached to this Proxy Statement/Prospectus as Appendix A.

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference.

The Large Cap Fund is a diversified series of shares of capital stock of Oak Ridge Funds, Inc. (the "Acquiring Corporation") and the Universal Fund is a diversified series of shares of beneficial interest of Universal Capital Investment Trust (the "Acquired Trust"). The Acquiring Corporation, which is a Maryland corporation, and the Acquired Trust, which is a Massachusetts business trust, are each an open-end management investment company. The investment objective of the Large Cap Fund is capital appreciation. The investment objective of the Universal Fund is to maximize long-term capital appreciation. The Large Cap Fund is managed by Oak Ridge Investments, LLC ("Oak Ridge"), while the Universal Fund is managed by Optimum Investment Advisors, L.P. ("Optimum").

For simplicity, actions are described in this Proxy Statement/Prospectus as being taken by either the Universal Fund or the Large Cap Fund (which are collectively referred to as the "Funds" and are each referred to as a "Fund"), although all actions are actually taken either by the Acquired Trust or the Acquiring Corporation on behalf of the applicable Fund.

The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated by reference in this Proxy Statement/Prospectus:

    Prospectus for the Universal Fund dated January 28, 2001,

    Prospectus for the Large Cap Fund dated March 30, 2001,

    Statement of Additional Information for the Universal Fund dated January 28, 2001,

    Statement of Additional Information for the Large Cap Fund dated March 30, 2001, and

    Statement of Additional Information relating to this Proxy Statement/Prospectus dated January 3, 2002.

Copies of these documents are available upon request and without charge by writing to the Universal Fund at 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606 or by calling (800) 969-9676, or by writing to the Large Cap Fund at 10 South LaSalle Street, Suite 1050, Chicago, Illinois 60603 or by calling (800) 407-7298. The following documents accompany this Proxy Statement/Prospectus: Prospectus and Statement of Additional Information for the Large Cap Fund dated March 30, 2001, Annual Report for the Large Cap Fund for the fiscal year ended November 30, 2000, and Semi-Annual Report for the Large Cap Fund for the period ended May 31, 2001.

The accompanying Notice of Meeting of Shareholders, this Proxy Statement/Prospectus and the accompanying proxy card were first mailed to Universal Fund shareholders on or about January 3, 2002.

The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this combined proxy statement and prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Proposal One.     To approve the Agreement and Plan of Reorganization.

SUMMARY

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears throughout the Proxy Statement/Prospectus (including documents incorporated by reference) and in the Reorganization Plan which appears as Appendix A. Please be sure to read everything.

In this Proxy Statement/Prospectus, the term "Reorganization" refers collectively to (1) the transfer of all or substantially all of the assets and all of the liabilities of the Universal Fund to the Large Cap Fund, (2) the opening of an account for you with the Large Cap Fund and the credit to your account of Class A shares of the Large Cap Fund that equal your investment in the Universal Fund, and (3) the liquidation and termination of the Universal Fund as a series of the Acquired Trust.

Background of the Reorganization. The Board of Trustees of the Universal Fund considered the proposed Reorganization at a meeting held on November 30, 2001. During this meeting, the Trustees discussed the future of the Universal Fund, which had been experiencing a gradual decline in assets since late 1999 as a result of generally weak market conditions and shareholder redemptions, and the advantages of reorganizing the Fund into the Large Cap Fund, a large capitalization fund with a similar investment objective as, and investment policies compatible with, the Universal Fund. After a thorough review of all aspects of the proposed Reorganization, and for the reasons described below under "The Proposed Reorganization-Board Considerations," the Board of Trustees concluded that the Reorganization is in the best interests of the Universal Fund. Accordingly, the Trustees unanimously decided to approve the Reorganization with the Large Cap Fund and the Reorganization Plan and to recommend approval of the proposal to shareholders. Approval of the Reorganization will be determined solely by the shareholders of the Universal Fund. No vote by shareholders of the Large Cap Fund is required. If the Universal Fund does not obtain shareholder approval of the Reorganization, the Universal Fund will continue in existence, unless the Trustees determine to take other action, including, but not limited to, liquidating the Universal Fund and distributing its assets, which would not be tax free to shareholders.

Consideration. Oak Ridge Investments, Inc., the distributor of the Large Cap Fund's shares (the "Oak Ridge Distributor"), has entered into a consulting agreement with Optimum, Integrated Financial Services, Inc. ("IFS"), and James A. Dreher in connection with the Reorganization. IFS, which is controlled by Mr. Dreher, served as the investment adviser to the Universal Fund prior to Optimum serving in this capacity. Mr. Dreher also controls Dreher and Associates, Inc. (the "Universal Distributor"), the distributor of the Universal Fund. The consulting agreement provides that, assuming shareholder approval of the Reorganization Plan and effective upon the closing of the Reorganization, the Oak Ridge Distributor will retain Mr. Dreher to provide consulting services to the Oak Ridge Distributor with respect to the marketing and distribution of the Large Cap Fund. As compensation for the consultation services, the Oak Ridge Distributor will pay Mr. Dreher three payments of $16,600 over two years, beginning on the closing date of the Reorganization. Each payment is conditioned on the net assets of the Large Cap Fund attributable to shareholders of the Universal Fund prior to the Reorganization remaining at or above $5,000,000 and is subject to reduction should such net assets drop below $5,000,000 on any payment date. The consulting agreement replaces a similar agreement between Optimum and IFS dated June 11, 1997, which was entered into in connection with IFS's assignment of the investment advisory agreement between IFS and the Universal Fund to Optimum. In entering into the new consulting agreement, the Oak Ridge Distributor has agreed to assume and restructure Optimum's payment obligations under the prior agreement. Other than the assumption of these payments by the Oak Ridge Distributor and its agreement to enter into a 12b-1 related agreement with the Universal Distributor, as discussed below under "Distribution Arrangements," neither the Oak Ridge Distributor, Oak Ridge, nor any of their affiliates will pay any consideration to Optimum or any other party in connection with the Reorganization. However, Oak Ridge has agreed to endeavor to place a portion of the Large Cap Fund's portfolio transactions through the Universal Distributor following the Reorganization, subject to best price and execution considerations.

Costs and Expenses of the Reorganization. The Reorganization Plan provides that Oak Ridge will bear all costs and expenses of the Reorganization, including professional fees (other than as set forth below) and the costs of the Meeting, such as the costs and expenses incurred in the preparation and mailing of the notice, this Proxy Statement/Prospectus and the proxy card. However, proxies will be solicited at no charge by employees of Optimum and/or the Universal Distributor, who will receive no special compensation therefor. In addition, all fees and expenses incurred by Optimum in connection with the Reorganization which are related to the Board of Trustees' compensation and reimbursement, legal counsel to the Board of Trustees and any other professional services shall be borne by Optimum.

Comparative Fee Table. The following Summary of Fund Expenses shows the current fees for the Large Cap Fund (based on its fiscal year ended November 30, 2001) and the Universal Fund (based on its fiscal year ended September 30, 2001) and pro forma fees for the Large Cap Fund after giving effect to the Reorganization.

Summary of Fund Expenses
	Large Cap Fund Class A Shares	Universal Fund	Pro Forma Combined Fund
Shareholder Fees (fees paid directly from your investment)(1)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(2)	4.25%	5.50%	4.25%
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.60%	1.00%	0.60%
Distribution and Service (12b-1) Fees(3)	0.25%	0.25%	0.25%
Other Expenses	4.39%	1.24%	0.90%
Total Annual Fund Operating Expenses	5.24%	2.49%(5)	1.76%(6)
(Fee Waiver/Expense Reimbursement) or Recovery of Waiver	(3.24)% (4)	n/a	0.24%(6)
Net Expenses	2.00% (4)	n/a	2.00%(6)

  If you purchase or redeem Large Cap Fund shares by wire, you will be charged a $15.00 service fee. With respect to the Universal Fund, a fee of $15.00 is charged for each redemption made by wire and for each redemption from a retirement plan account.

  This sales charge is the maximum applicable to purchases of Class A shares of the Large Cap Fund or to purchases of shares of the Universal Fund, as applicable. Please note that you will not have to pay any sales charge on the Large Cap Fund Class A shares you receive in the Reorganization. In addition, with respect to shares of either Fund purchased in transactions unrelated to the Reorganization, you may not have to pay this sales charge because waivers are available. See "Purchase Information," below.

  Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  Pursuant to an expense cap agreement dated March 1, 1999, as amended effective March 31, 2001, Oak Ridge has agreed until March 31, 2002 to waive its management fee and/or reimburse the Large Cap Fund's operating expenses to the extent necessary to ensure that the total annual operating expenses for the Class A shares do not exceed 2.00%. After March 31, 2002, the expense cap may be terminated or revised at any time. "Other Expenses" are presented before waivers/ reimbursements. Any expenses waived or reimbursed may be recouped by Oak Ridge to the extent that actual operating expenses for a period are less than the expense limitation caps; provided that Oak Ridge is only entitled to recoup such amounts for a period of three years from the fiscal year such amounts were waived or reimbursed. See the pro forma financial statements, and notes thereto, included in the Statement of Additional Information related to this Proxy Statement/Prospectus for more information.

  Optimum has agreed to limit the Universal Fund's total annual ordinary operating expenses to 2.00% of such Fund's average daily net assets through December 31, 2002. This waiver is voluntary and may be terminated at any time.

  On a pro forma basis, to the extent the total annual operating expenses for the period are below 2.00%, Oak Ridge would be entitled to recoup previously waived/reimbursed expenses, as discussed in footnote 4 above. Assuming the Reorganization occurred as of November 30, 2001, and subject to certain other conditions, the Universal Fund shareholders who become shareholders of the Large Cap Fund as a result of the Reorganization may bear approximately 77% of the potential recovered waivers/reimbursements, or approximately $174,648 over the next three years. See "Summary-Comparison of Investment Advisory Agreements" for more information.

Example of Effect on Fund Expenses

The example is intended to help you compare the cost of investing in the Universal Fund with the cost of investing in the Large Cap Fund, as it presently exists, and the cost of investing in the Large Cap Fund, assuming the Reorganization has been completed.

The example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that the Fund's total operating expenses are those shown in the table above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Universal Fund	$788	$1,283	$1,803	$3,221
Large Cap Fund - Class A(1)	$619	$1,650	$2,677	$5,220
Pro Forma Combined Fund(2)	$619	$1,026	$1,406	$2,470

(1)

The first-year number is calculated based on the Large Cap Fund's net expenses resulting from the expense cap agreement described above. The numbers for subsequent years are calculated based on the Large Cap Fund's total operating expenses as shown in the table above.

(2)

The numbers for the first three years are calculated based on the pro forma combined Fund's net expenses resulting from the recovery of prior fee waivers described above. The numbers for subsequent years are calculated based on the pro forma combined Fund's total operating expenses as shown in the table above.

Fund Directors and Officers. The Acquired Trust is managed by its Board of Trustees, while the Acquiring Corporation is managed by its Board of Directors. The persons sitting on these two boards are not the same. After the Reorganization, the Acquiring Corporation's Directors will continue to serve in that capacity for the reorganized Fund. For a complete description of the Directors and officers of the Acquiring Corporation, including each Director's principal occupation for the past five years and compensation paid to each Director, see the March 30, 2001 Statement of Additional Information for the Large Cap Fund, incorporated by reference into the Statement of Additional Information related to this Proxy Statement/Prospectus.

Investment Objectives and Policies. The two Funds have similar investment objectives, policies and limitations, and, therefore, are subject to similar risks. The Funds, however, are advised by separate advisers, each of which uses different strategies to achieve the respective Fund's investment objectives. The investment objective of the Large Cap Fund is capital appreciation, while the investment objective of the Universal Fund is to maximize long-term capital appreciation. Neither investment objective can be changed without a shareholder vote.

With respect to the Large Cap Fund, Oak Ridge invests by using a "buy discipline" that involves three key components: research, fundamentals and valuation. First, Oak Ridge gathers research on potential investment candidates from a wide variety of internal and external sources, including research provided by institutions and the brokerage community, internally-generated analysis, publications, SEC filings and communications with company management. Next, Oak Ridge reviews certain fundamental attributes relating to, among other things, growth of sales and earnings; earnings power, trends and predictability; quality of management; competitive position of products and/or services; industry fundamentals; and economic and political trends. Finally, Oak Ridge values companies by considering price-to-sales ratios and price-to-earnings ratios within a peer group.

Oak Ridge makes sell decisions for the Large Cap Fund based on a number of factors, including deterioration in a company's underlying fundamentals and better relative value in other securities.

With respect to the Universal Fund, Optimum selects stocks using a "bottom-up" approach, screening for revenue and earnings growth, profit margin ratios and levels of return on equity. Optimum also analyzes each company's financial strength, management, stock price momentum and competitive position. Optimum emphasizes the selection of stocks with reasonable valuations, an investment style often described as "growth at a reasonable price" or "GARP." This approach may lead to the purchase of some stocks historically looked upon more for their value characteristics but which Optimum deems to have prospects for future growth. Optimum also evaluates stocks using a "top-down" approach in which it considers the economic outlook for various sectors and industries.

Optimum will normally sell a stock in the Universal Fund's portfolio when Optimum believes the stock's price potential has been realized, when its fundamental qualities have deteriorated or when other investments offer better opportunities.

The Large Cap Fund invests at least 65% of its assets in equity securities of large capitalization domestic companies that Fund management believes have the potential to grow or appreciate faster than the general market. Effective July 31, 2002, the Large Cap Fund will invest at least 80% of its assets in equity securities of large capitalization companies pursuant to new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Universal Fund invests at least 75% of its assets in the common stock of companies that Fund management believes have the potential to increase earnings and are under-valued or fairly-valued.

While the Universal Fund may invest in companies of any size, it generally invests in larger, more established companies, similar to the types of companies in which the Large Cap Fund invests. Moreover, although the investment advisers to the Large Cap Fund and the Universal Fund employ different investment strategies and techniques to achieve substantially the same investment goal, management to both Funds generally seek to acquire equity securities of companies that they believe have strong earnings growth potential.

The Large Cap Fund had total assets of approximately $2.8 million as of November 30, 2001 while the Universal Fund had total assets of approximately $10.1 million. The Large Cap Fund's expense ratio was approximately 5.24% for Class A shares for the 12 months ended November 30, 2001, while the Universal Fund's expense ratio was approximately 2.95%. Incompatible securities of the Universal Fund are expected to be sold off prior to or shortly after the Reorganization, which could result in the recognition of capital gains (or losses) for Fund shareholders. A chart comparing the investment policies of each Fund is attached as Appendix B.

Forms of Organization. The Large Cap Fund is a series of the Acquiring Corporation, an open-end, diversified management investment company organized as a Maryland corporation. The Fund offers Class A and C shares, of which no Class C shares are currently outstanding. The Universal Fund is a series of the Acquired Trust, an open-end, diversified management investment company organized as a business trust under the laws of Massachusetts. The differences in these forms of organization are described under "The Proposed Reorganization - Description of the Securities to be Issued; Material Differences in Rights of Shareholders," below.

Investment Advisers. Oak Ridge currently serves as the investment adviser to the Large Cap Fund pursuant to an amended and restated investment advisory agreement dated March 1, 1999. If the proposal is approved by Universal Fund shareholders, Oak Ridge would continue to serve as the investment adviser for the Large Cap Fund.

Oak Ridge is a growth equity capital management firm which serves as investment adviser to individual and institutional clients. As of November 30, 2001, Oak Ridge managed approximately $740 million in client assets. Oak Ridge is located at 10 South LaSalle Street, Suite 1050, Chicago, Illinois 60603. Oak Ridge, including its predecessor, Oak Ridge Investments, Inc., has been in the investment management business since September 1989.

Optimum currently serves as the investment adviser to the Universal Fund. Optimum is an investment advisory firm whose predecessor firm was founded in 1981. Optimum is located at 100 South Wacker Drive, Suite 2100, Chicago Illinois 60606-4005.

Portfolio Manager. The Large Cap Fund is managed by David M. Klaskin, who is the Chairman, Treasurer and Chief Investment Officer of Oak Ridge. Mr. Klaskin has held the position of Chairman of Oak Ridge since November 1998, and has held the other positions with Oak Ridge (and its predecessor) since December 1989. Mr. Klaskin served as the President of Oak Ridge (and its predecessor) from December 1989 until November 1998. From May 1982 until December 1989, Mr. Klaskin was a Financial Consultant with Shearson Lehman Hutton in Chicago, Illinois. Mr. Klaskin received his B.S. degree in Finance from Indiana University in 1982.

Comparison of Investment Advisory Agreements. Under its advisory agreement with the Acquiring Corporation, Oak Ridge manages the Large Cap Fund's investments and business affairs, including portfolio transactions and brokerage, and provides office space and personnel to the Large Cap Fund, subject to the supervision of the Acquiring Corporation's Board of Directors. As compensation for its services under the advisory agreement, Oak Ridge is entitled to an annual fee of 0.60% of the Large Cap Fund's average daily net assets attributable to the Class A shares. Pursuant to an expense cap agreement amended effective March 31, 2001, Oak Ridge contractually agreed to waive its management fee and/or reimburse operating expenses for the Large Cap Fund to the extent necessary to ensure that the total annual operating expenses for the Class A shares do not exceed 2.00% of average daily net assets. This expense cap agreement is effective until March 31, 2002. After March 31, 2002, Oak Ridge may from time to time voluntarily (but is not required to) waive all of its fee and/or reimburse all or a portion of the Large Cap Fund's operating expenses. Under the terms of the expense cap agreement, any expenses that are waived or reimbursed may be recouped by Oak Ridge to the extent that actual operating expenses for a period are less than the expense limitation caps; provided that Oak Ridge is only entitled to recoup such amounts for a period of three years from the fiscal year such amounts were waived or reimbursed.

Please refer to "Summary-Comparative Fee Table" which illustrates the pro forma operating expenses for the Large Cap Fund after giving effect to the Reorganization. As the table shows, the pro forma expenses are expected to be below 2.00%, which means that Oak Ridge would be entitled to recoup previously waived/reimbursed expenses, as discussed above. Any such recovery of expenses by Oak Ridge would be reflected as an expense of the Large Cap Fund. Accordingly, to the extent Oak Ridge recovers such expenses after the Reorganization, you will bear a portion of this expense indirectly as a shareholder of the combined Fund. Assuming the Reorganization occurred as of November 30, 2001, and that (i) the combined Fund is able to maintain its operating expenses below 2.00% and (ii) the proportionate interest in the combined Fund owned by the Universal Fund shareholders remains constant, the Universal Fund shareholders who become shareholders of the Large Cap Fund as a result of the Reorganization may bear approximately 77% of the expense relating to the recovered waivers/reimbursements. Over the next three years, reimbursed/absorbed expenses subject to potential recovery total $226,815. See the pro forma financial statements, and notes thereto, included in the Statement of Additional Information related to this Proxy Statement/Prospectus for more information. Accordingly, the portion of this total expense that may be absorbed by the Universal Fund shareholders equals 77% of $226,815, or $174,648. As a result of this potential expense recovery, Universal Fund shareholders may not fully achieve the economies of scale relating to expense ratios that are expected to result from the Reorganization for several years.

Under its advisory agreement with the Acquired Trust, Optimum provides the Universal Fund with portfolio management as well as office space, equipment and management personnel, subject to the overall authority of the Board of Trustees. As compensation for its services, Optimum is entitled to an annual fee of 1.00% of the Universal Fund's average daily net assets up to $250 million, and 0.75% of average daily net assets beyond that. Optimum has agreed to limit the Universal Fund's total annual ordinary operating expenses to 2.00% of the Fund's average daily net assets through December 31, 2002. This waiver is voluntary and may be terminated at any time.

Apart from the differences in compensation, the advisory agreement between Oak Ridge and the Large Cap Fund and the advisory agreement between Optimum and the Universal Fund are substantially similar. Specifically, the standard of care is the same, and the duration and termination provisions are substantially similar. Each advisory agreement provides that it will continue for successive one-year periods, if approved at least annually by the vote of the Board of Directors or the Board of Trustees. Each advisory agreement is automatically terminated if assigned and may be terminated without penalty at any time (1) either by vote of the Trustees or Directors, as applicable, or by vote of a majority of shares of the applicable Fund or (2) by Oak Ridge or Optimum, as the case may be, on 60 days' written notice to the other party.

Distribution Arrangements. The Oak Ridge Distributor, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as distributor of the Large Cap Fund's shares pursuant to a distribution agreement, and will continue to serve as distributor of the Large Cap Fund following the Reorganization. The distribution agreement obligates the Oak Ridge Distributor to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts. Certain of these expenses may be reimbursed pursuant to the terms of the Rule 12b-1 distribution plan discussed below. The Large Cap Fund's Class A shares are offered for sale continuously at net asset value per share plus a maximum initial sales charge of 4.25% of the offering price. Any sales charges which are assessed become the property of the Oak Ridge Distributor. The Oak Ridge Distributor may pay a portion of the applicable initial sales charge due upon the purchase of such shares to the broker-dealer, if any, involved in the trade. The Oak Ridge Distributor is managed and owned by the same persons who manage and own Oak Ridge. Accordingly, the Oak Ridge Distributor and Oak Ridge are affiliates.

Under a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), the Class A shares of the Large Cap Fund pay to the Oak Ridge Distributor a distribution fee for the promotion and distribution of Class A shares of 0.25% of the average daily net assets of the Large Cap Fund attributable to the Class A shares, computed on an annual basis. The Oak Ridge Distributor is authorized, in turn, to pay all or a portion of the fee it receives from the Fund to any securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of Fund shares, pursuant to a written agreement (a "Rule 12b-1 Related Agreement"). The 12b-1 Plan is a compensation plan, which means that the fees paid by the Large Cap Fund under the Plan are intended to compensate (rather than reimburse) the Oak Ridge Distributor (and Recipients, as applicable) for services rendered and commission fees borne. In connection with the Reorganization, the Oak Ridge Distributor has agreed to enter into a Rule 12b-1 Related Agreement with the Universal Distributor with respect to the Class A shares of the Large Cap Fund so that the Universal Distributor can continue to receive 12b-1 payments on shareholder accounts previously serviced by the Universal Distributor, but only to the extent such shareholders remain invested in the Large Cap Fund. In addition, Oak Ridge has agreed to endeavor to place a portion of the Large Cap Fund's portfolio transactions through the Universal Distributor following the Reorganization, subject to best price and execution considerations.

The Universal Distributor acts as the distributor for the Universal Fund. The Universal Distributor is responsible for all purchases, sales, redemptions and other transfers of shares of the Universal Fund and pays certain expenses incurred in connection with its performance of services for the Fund. The Universal Fund's shares are offered for sale continuously at net asset value per share plus a maximum initial sales charge of 5.50% of the offering price (compared to the Large Cap Fund's maximum initial sales charge of 4.25%). Under certain circumstances, the Universal Distributor may reallow up to the entire sales charge to dealers. Under a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Universal Fund pays the Universal Distributor a distribution fee for the promotion and distribution of Fund shares at the annual rate of 0.25% of the Fund's average daily net assets (the same annual rate paid by the Large Cap Fund under its 12b-1 Plan). Such payments represent compensation regardless of expenses incurred by the Universal Distributor (thus making the plan a compensation plan similar to the Large Cap Fund's 12b-1 Plan) for the promotion and distribution of the shares of the Universal Fund.

Purchase Information. Shares of both Funds are offered and sold on a continual basis at the next offering price, which is the sum of the net asset value per share (computed after the purchase order and funds are received by the transfer agent) and the sales charge indicated below:

Large Cap Fund
          Total Sales Charge

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment

Less than $50,000	4.25%	4.44%
$50,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	2.25%	2.30%
$500,000 but less than $1,000,000	1.75%	1.78%
$1,000,000 or more	1.00%	1.01%

Universal Fund(1)
          Total Sales Charge

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment

Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $200,000	3.50%	3.63%
$200,000 but less than $350,000	2.50%	2.56%
$350,000 but less than $500,000	1.50%	1.52%
$500,000 and over	None	None

(1)  Shareholders of the Universal Fund prior to August 15, 1997 are permitted to purchase shares of the Universal Fund in accordance with a different sales charge schedule. Please see the Universal Fund's prospectus dated January 28, 2001 for details.

The following persons may purchase shares of the Large Cap Fund without any sales charge, upon the written assurance that the purchase is made for investment purposes and that the shares will not be transferred or resold except through redemption or repurchase by or on behalf of the Large Cap Fund:

    employee benefit plans qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), subject to minimum requirements with respect to the number of employees or amount of purchase, which may be established by the Oak Ridge Distributor; currently, those criteria require that the employer establishing the plan have 1,000 or more eligible employees;

    directors, officers and full-time employees of the Acquiring Corporation, Oak Ridge, the Oak Ridge Distributor and affiliates of such companies, and spouses and family members of such persons;

    registered securities brokers and dealers which have entered into a sales agreement with the Oak Ridge Distributor, and their affiliates, for their investment accounts only;

    registered personnel and employees of such securities brokers and dealers referred to above, and their spouses and family members, in accordance with the internal policies and procedures of the employing securities dealer; and

    registered investment advisers affiliated with Oak Ridge and/or the Oak Ridge Distributor, by agreement or otherwise, on behalf of their clients, who are participating in a comprehensive fee program (also known as a wrap fee program).

The following persons may purchase shares of the Universal Fund without any sales charge:

    employees and registered representatives of the Universal Distributor and its affiliates or broker-dealers with selling group agreements with the Universal Distributor;

    spouses and minor children of such persons;

    trustees of the Fund;

    investment advisory clients of Optimum;

    any trust, pension, profit sharing or other benefit plan account for the benefit of any person listed above;

    companies exchanging shares with the Fund pursuant to a merger, acquisition or exchange offer; and

    investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a fee for financial planning, investment advisory, asset management or other services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent.

Please note that you will not have to pay any sales charge on the Large Cap Fund Class A shares you receive in the Reorganization.

Purchase, Redemption and Exchange Policies. The following chart highlights the purchase, redemption and exchange policies of the Universal Fund as compared to such policies of the Large Cap Fund. For a more complete discussion of each Fund's purchase, redemption and exchange policies, please see the applicable sections of each Fund's prospectus.

Purchase, Redemption and Exchange Policies	Universal Fund	Large Cap Fund

Minimum initial purchase	$1,000 (no minimum for fund- sponsored retirement plans)	Non-retirement account: Traditional IRA: Education IRA:	$2,000 $1,000 $500

Additional investments	$50	$100 (if by check) $1,000 (if by wire or by telephone)

Purchases	By check, wire, through a securities dealer or by automatic investment plan	By check, wire, telephone, through a securities dealer, by exchange privilege or by automatic investment plan

Redemptions	By check, wire or electronic funds transfer	By check, telephone, wire, by exchange privilege or by systematic withdrawal plan

Free exchange privileges	No	Yes, with Class A shares of the Oak Ridge Small Cap Equity Fund

Dividends and Distributions. The Large Cap Fund and the Universal Fund have the same distribution policy. Each Fund generally pays dividends from net investment income and capital gains distributions at least annually.

Other Fund Service Providers. The Large Cap Fund's transfer agent, administrator and fund accountant is U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), and its custodian is U.S. Bank, N.A., an affiliate of U.S. Bancorp. The Universal Fund's transfer agent, fund accountant and administrator is Sunstone Financial Group, Inc. ("Sunstone") and its custodian is UMB Bank, n.a. ("UMB"). Sunstone and UMB are affiliates. Upon completion of the Reorganization, U.S. Bancorp and U.S. Bank, N.A. will continue to provide services to the combined Fund.

Independent Accountants. PricewaterhouseCoopers LLP serves as independent accountants to the Large Cap Fund and will continue to serve as independent accountants to the combined Fund upon completion of the Reorganization. The Universal Fund retains Ernst & Young LLP as its independent accountants.

Performance of Funds. The following information illustrates how the Funds' performance can vary, which is one indication of risk. The information shows changes in the Funds' performance from year to year and shows how the Funds' average annual total returns compare with those of a broad measure of market performance. Please keep in mind that past performance is no guarantee of future results. Please also note that the information in the bar chart and under "Best and Worst Quarterly Performance" does not reflect sales charges, which reduce returns. The information assumes that you reinvested all dividends and distributions.

Calendar Year Total Returns

[insert bar chart]
	2001	2000	1999	1998	1997	1996	1995	1994	1993	1992
Large Cap Fund	-11.95%	6.64%
Universal Fund	-22.08%	-8.03%	20.03%	25.05%	34.46%	10.52%	39.31%	7.59%	8.42%	-2.07%

Best and Worst Quarterly Performance (during the periods shown above)
Fund Name	Best Quarter Return	Worst Quarter Return

Large Cap	13.43% (4thQ,1999)	-12.50%(3rdQ,2001)
Universal	21.14% (4thQ,1998)	-18.92% (3rdQ,2001)

Average Annual Total Returns (as of 12-31-01)
Fund /Index	1 Year	5 Year	10 Year	Since Inception
Large Cap	-15.71%	n/a	n/a	-0.23% (3-1-99)
Universal	-26.37%	6.45%	9.16%	10.51% (1-22-91)
S&P 500	-11.89%	10.61%	12.78%	-1.41%(3-1-99) and 14.47%(1-22-91)

The S&P 500 is an unmanaged index generally representative of the U.S. market for large-to mid-capitalization stocks.

Prior Performance of Oak Ridge. Set forth below is performance information for certain private accounts which have been managed by Oak Ridge since April 1990. This information is being provided to you because the Large Cap Fund has a limited operating history and Oak Ridge felt that it was important to provide you with performance information relating to its private accounts which pursue substantially the same investment objective, policies and strategies, and which are managed in the same manner, as the Large Cap Fund. The performance information set forth below has been calculated in accordance with recommended standards of the Association of Investment Management and Research ("AIMR"), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, if any, accrued income, if any, and realized and unrealized gains and losses, if any. Total return is calculated quarterly in accordance with the "time-weighted" rate of return method provided for by AIMR standards, accounted for on a trade-date and accrual basis. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return. Principal additions and withdrawals are weighted in computing the quarterly returns based on the timing of these transactions. The quarterly returns are geometrically linked to derive annual total returns.

The following chart illustrates how the performance of Oak Ridge's Large Cap Equity Composite (a composite including all of Oak Ridge's large cap equity private accounts) compares to the performance of the S&P 500 for the period from April 1, 1990 through September 30, 2001. Oak Ridge's private accounts which are included in the composite set forth below are not subject to the same types of expenses to which the Large Cap Fund is subject nor to the specific tax restrictions and investment limitations imposed on the Large Cap Fund by the Code and the 1940 Act, respectively. The performance results of the composite described below could have been adversely affected if the private accounts included in the composite had been regulated as investment companies under the federal tax and securities laws.

Oak Ridge has prepared and presented this information in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS). AIMR has not been involved in the preparation or review of this information.

Large Cap Equity Composite
Performance vs. S&P 500
Performance from April 1, 1990 through September 30, 2001

Total Return

Time Period	Large Cap Equity Composite	S&P 500
1/1/01 - 09/30/01	(20.01)%	(20.39)%
1/1/00 - 12/31/00	5.21%	(9.13)%
1/1/99 - 12/31/99	14.66%	21.05%
1/1/98 - 12/31/98	21.38%	28.58%
1/1/97 - 12/31/97	29.21%	33.36%
1/1/96 - 12/31/96	28.65%	22.97%
1/1/95 - 12/31/95	43.83%	37.59%
1/1/94 - 12/31/94	2.05%	1.32%
1/1/93 - 12/31/93	8.24%	10.08%
1/1/92 - 12/31/92	(0.06)%	7.62%
1/1/91 - 12/31/91	40.24%	30.47%
4/1/90 - 12/31/90	2.16%	(0.09)%

The composite performance presented above reflects the performance of the private accounts included in the Large Cap Equity Composite. Performance results are expressed net of transaction costs, commissions, and advisory fees paid by Oak Ridge's private accounts. Excluded from the performance results are expenses and fees that an investor in the Large Cap Fund will bear, since the performance data does not represent the performance of the Large Cap Fund. If such expenses and fees were included, the performance of the composite would have been lower. The S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Large Cap Equity Composite represents Oak Ridge's past performance for all similarly managed private accounts and should not be interpreted as indicative of the future performance of the Large Cap Fund.

Federal Income Tax Consequences of the Reorganization. As a condition to the Reorganization, each Fund will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code. Accordingly, neither Fund nor their shareholders will recognize any gain or loss as a result of the Reorganization. In addition, the tax basis of, and the holding period for, the Large Cap Fund shares received by each shareholder of the Universal Fund in the Reorganization will be the same as the tax basis of, and holding period for, the Universal Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the Large Cap Fund shares received, the Universal Fund shares given up must have been held as capital assets by the shareholder. See "The Proposed Reorganization -Federal Income Tax Consequences," below.

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectuses and Statements of Additional Information of the Funds, and the Reorganization Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

PRINCIPAL RISK FACTORS

Because of their similar investment objectives, policies and strategies, many of the investment risks associated with an investment in the Large Cap Fund are similar to those associated with an investment in the Universal Fund. A discussion of certain principal risks of investing in the Large Cap Fund is set forth below, which risks apply equally with respect to an investment in the Universal Fund. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Prospectuses and Statements of Additional Information of the Funds.

An investment in the Large Cap Fund is subject to risks arising from the types of securities in which the Large Cap Fund invests and general risks arising from investing in any mutual fund. You can lose money by investing in the Large Cap Fund. There is no assurance that the Large Cap Fund will meet its investment objective.

Common Stocks. Because the Large Cap Fund will invest primarily in equity securities, you should expect that the value of the Large Cap Fund's shares will be more volatile than the shares of a fund that invests in fixed-income securities.

Large Companies. The Large Cap Fund invests primarily in large capitalization companies. For this purpose, a large capitalization company would typically have a market capitalization of $5 billion or more. Large company stocks may be less risky than stocks of smaller companies, but at times may not perform as well.

Market Risk. The market value of a security in the Large Cap Fund's investment portfolio will move up and down, sometimes rapidly and unpredictably due to economic or market trends.

Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and price the Large Cap Fund seeks.

Opportunity Risk. An investment opportunity may be missed by the Large Cap Fund because the assets necessary to take advantage of it are tied up in other investments.

Growth Stocks. Because of their perceived growth potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity. If the Large Cap Fund's growth stocks do not produce the predicted earnings growth, their share price may drop and the Fund's net asset value may decline.

Fund Management. A strategy used by Oak Ridge, the adviser, may fail to produce the intended result, or Oak Ridge could be wrong about the attractiveness, growth prospects or potential appreciation of a particular stock.

THE PROPOSED REORGANIZATION

General. The terms and conditions of the Reorganization are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the copy of the Reorganization Plan attached as Appendix A to this Proxy Statement/Prospectus.

The Reorganization Plan provides for the transfer of all or substantially all of the assets of the Universal Fund to the Large Cap Fund in exchange for that number of full and fractional Class A shares having an aggregate net asset value equal to the aggregate net asset value of the Universal Fund as of the close of business on the business day preceding the closing (the "Closing") of the Reorganization (the "Valuation Date"). The Large Cap Fund will assume all of the liabilities of the Universal Fund. The Universal Fund will distribute the Class A shares received in the exchange to the shareholders of the Universal Fund in complete liquidation of the Universal Fund. The Universal Fund will then be terminated.

Upon completion of the Reorganization, each shareholder of the Universal Fund will own that number of full and fractional Class A shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Universal Fund as of the close of business on the Valuation Date. Such shares will be held in an account with the Large Cap Fund identical in all material respects to the account currently maintained by the Universal Fund for such shareholder, aside from the change in Fund service providers discussed above in the summary.

Until the Closing, shareholders of the Universal Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Universal Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of Class A shares of the Large Cap Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Universal Fund shall be canceled on the books of such Fund and the transfer books of the Universal Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, approval of the Reorganization Plan and the transactions contemplated thereby described in this Proxy Statement/Prospectus by the Universal Fund shareholders, the receipt of a legal opinion from counsel to the Large Cap Fund with respect to certain tax issues, as more fully described in "Federal Income Tax Consequences," below, and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the effective time of the Reorganization will be at 8:00 a.m. Central Time on February 1, 2002, or such other date as is agreed to by the parties.

Oak Ridge will bear the costs and expenses associated with the Reorganization, including professional fees (other than as set forth below) and the costs of the Meeting, such as the costs and expenses incurred in the preparation and mailing of the notice, this Proxy Statement/Prospectus and the proxy card. However, proxies will be solicited at no charge by employees of Optimum and/or the Universal Distributor, who will receive no special compensation therefor. In addition, all fees and expenses incurred by Optimum in connection with the Reorganization which are related to the Board of Trustees' compensation and reimbursement, legal counsel to the Board of Trustees and any other professional services shall be borne by Optimum.

The Reorganization Plan may be amended by the mutual consent of the Funds, notwithstanding approval thereof by the Universal Fund shareholders, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval. In addition, the Reorganization Plan may be terminated at any time prior to the Closing by either Fund upon notice to the other.

On or as soon as practicable prior to the Closing, the Universal Fund will declare and pay to its shareholders of record as a distribution substantially all of its investment company taxable income and realized net capital gain, if any, through that date, and distribute that amount plus any previously declared but unpaid distributions, in order to continue to maintain its tax status as a regulated investment company.

Description of the Securities to be Issued; Material Differences in Rights of Shareholders. Set forth below is a description of the Large Cap Fund shares to be issued to the shareholders of the Universal Fund in the Reorganization. Also set forth below is a discussion of the material differences in the rights of shareholders of each Fund. You will note that the rights of shareholders are substantially the same as between the two Funds.

Form of Organization. The Large Cap Fund is a series of the Acquiring Corporation, a corporation organized under the laws of the State of Maryland on October 15, 1993. The Universal Fund is the only series of the Acquired Trust, a business trust organized under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated October 18, 1990.

Capital Stock. The Acquiring Corporation's authorized capital consists of 500,000,000 shares of capital stock, par value $0.01 per share, 50,000,000 of which are allocated to the Class A shares of the Large Cap Fund. The Directors of the Acquiring Corporation are authorized to classify the Acquiring Corporation's shares into separate series. The Large Cap Fund is one of two series of the Acquiring Corporation that the Board has created to date. The Directors of the Acquiring Corporation are also authorized to further classify the shares of the series of the Acquiring Corporation into classes. The shares of the Large Cap Fund are divided into two classes, Class A and Class C; however, no Class C shares are currently outstanding or being offered to the public. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes bear different expenses because distribution costs and certain other expenses approved by the Directors of the Acquiring Corporation are borne directly by the class incurring such expenses.

Under the terms of the Declaration of Trust, the Acquired Trust may issue an unlimited number of shares of beneficial interest without par value in one or more series. While only shares of a single series (the Universal Fund) are presently being offered, the Trustees may authorize the issuance of additional series if deemed desirable.

Voting Rights. Each share of each class of the Large Cap Fund represents an interest in the Large Cap Fund that is equal to and proportionate with each other share of that class of the Large Cap Fund. Large Cap Fund shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. Each shareholder of the Universal Fund is entitled to one vote per share (and a fractional vote per fractional share). Neither the Acquired Trust nor the Acquiring Corporation is required to (nor does it) hold annual shareholder meetings. However, special meetings may be called (including by the holders of at least 10% of the Universal Fund's outstanding shares or 10% of the votes of the Large Cap Fund entitled to be cast) for purposes such as electing or removing Trustees or Directors, as the case may be, changing fundamental policies or approving an investment advisory agreement. On any matters submitted to a vote of shareholders of either Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.

Shareholder Liability. Under Massachusetts law, shareholders of a trust such as the Acquired Trust may, under certain circumstances, be held personally liable for the obligations of the Acquired Trust or the Universal Fund. However, the Acquired Trust's Declaration of Trust contains a disclaimer of liability and provides for indemnification out of Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of shareholder liability is limited to circumstances in which the Universal Fund would be unable to meet its obligations. The Acquiring Corporation does not provide such a disclaimer of liability or indemnification to its shareholders because Maryland law generally does not impose such liability on shareholders.

Reasons for the Reorganization. Since late 1999, the Universal Fund has experienced a gradual decline in assets as a result of generally weak market conditions and shareholder redemptions. When the Board of Trustees of the Universal Fund met on November 30, 2001 to discuss the proposed Reorganization, it was concerned about this decline in assets which, if continued, would prevent the Universal Fund from realizing certain economies of scale with respect to its expenses.

In its deliberations with respect to the proposed Reorganization, the Board of Trustees noted that the Reorganization would allow the Universal Fund's shareholders to continue their investment in a similar large capitalization fund rather than experience a liquidation of their investment. The Reorganization would also allow the Universal Fund's shareholders to pursue substantially the same investment goals in the resulting larger fund, which is expected to have better prospects for economies of scale, and therefore, lower overall expenses. Finally, the Reorganization will enable the resulting larger fund to achieve enhanced investment performance, distribution capability and cost savings.

Board Considerations. In considering and approving the Reorganization at a meeting held on November 30, 2001, the Board of Trustees discussed the future of the Universal Fund and the advantages of reorganizing the Universal Fund into the Large Cap Fund. The Trustees also reviewed the proposal for the Reorganization and the Reorganization Plan. After discussions, the Trustees determined that the Reorganization is in the best interests of the Universal Fund, and, accordingly, unanimously decided to approve the Reorganization with the Large Cap Fund and the Reorganization Plan and to recommend approval of the proposal to shareholders. In considering and approving the Reorganization, the Trustees considered a number of factors, including the following:

    The compatibility of the Funds' investment objectives, policies and restrictions and the compatibility of the assets being acquired to those already held by the Large Cap Fund;

    The fact that the decline in net assets of the Universal Fund has made it unlikely that Optimum will be able to continue to cap expenses;

    The effect of the Reorganization on expected investment performance;

    The effect of the Reorganization on the expense ratio of the Universal Fund relative to its current expense ratio;

    The tax consequences of the Reorganization;

    The fact that all of the costs of the Reorganization would be borne by Oak Ridge and Optimum;

    Possible alternatives to the Reorganization, including liquidation of the Universal Fund; and

    The potential benefits of the transaction to other persons, including Oak Ridge, the Oak Ridge Distributor, Optimum and the Universal Distributor.

The Trustees also considered that the interest of a Universal Fund shareholder in the Large Cap Fund would be virtually identical to that shareholder's interest in the predecessor Universal Fund, and that the Reorganization would have no material impact on the economic interests of the Universal Fund shareholders.

The Large Cap Fund Board considered the proposed Reorganization from the perspective of the Large Cap Fund. The Large Cap Fund Board considered, among other things:

    The compatibility of the Funds' investment objectives, policies and restrictions;

    The relative size of the Funds;

    The relative expense ratios of the Funds;

    The tax consequences of the Reorganization; and

    The benefits to the shareholders of the Large Cap Fund.

Based on its review of these and other factors, the Large Cap Fund Board determined that the Reorganization is in the best interests of the Large Cap Fund, and, accordingly, unanimously decided to approve the Reorganization with the Universal Fund and the Reorganization Plan.

Capitalization. The following table sets forth the capitalization of the Large Cap Fund and the Universal Fund, and on a pro forma basis the combined Large Cap Fund as of November 30, 2001, giving effect to the proposed acquisition of net assets of the Universal Fund at net asset value.
Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share

Large Cap	$2,732,662	220,233	$12.41
Universal	$9,205,201	607,035	$15.16
Pro Forma Combined Fund	$11,927,338	961,107	$12.41

FEDERAL INCOME TAX CONSEQUENCES

The Large Cap Fund and the Universal Fund will receive an opinion from the law firm of Godfrey & Kahn, S.C. that, based on certain facts, assumptions and representations made by the Universal Fund and the Large Cap Fund, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

    The transfer by the Universal Fund of all or substantially all of its assets to the Large Cap Fund solely in exchange for the assumption by the Large Cap Fund of all of the liabilities of the Universal Fund and the issuance to the Universal Fund of the Class A shares of the Large Cap Fund, followed by the distribution on the closing date of such Large Cap Fund shares to the shareholders of the Universal Fund in liquidation and redemption of such shareholders' Universal Fund shares, and the dissolution of the Universal Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and the Funds will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

    In accordance with Sections 361(a) and 1032 of the Code, no gain or loss will be recognized by the Universal Fund or the Large Cap Fund as a result thereof;

    In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by shareholders of the Universal Fund upon the exchange of their shares of the Universal Fund for Large Cap Fund shares in connection therewith;

    In accordance with Section 358 of the Code, the aggregate tax basis of the Large Cap Fund shares received by a current shareholder of the Universal Fund in such exchange will be the same as the aggregate tax basis of the current shares of the Universal Fund given up in such exchange; and

    In accordance with Section 1223 of the Code, the holding period for Large Cap Fund shares received by a current shareholder of the Universal Fund in such exchange will include the shareholder's holding period for current Universal Fund shares given up in such exchange, provided such current Universal Fund shares were held as capital assets by such shareholder at the time of the exchange.

This summary of the tax consequences of the Reorganization is based upon federal income tax laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement/Prospectus, all of which are subject to change (retroactively or prospectively) and to differing interpretations. Universal Fund shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Reorganization and the other transactions contemplated herein.

VOTING INFORMATION

General. The record holders of outstanding shares of the Universal Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by completing, dating, signing and returning the accompanying proxy card using the enclosed postage prepaid envelope. By voting by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the proposal, and in accordance with the best judgment of the persons named as proxies on such other matters that properly may come before the Meeting.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Universal Fund a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any adjournments of the Meeting. Attendance by a shareholder at the Meeting does not itself revoke a proxy.

A majority of the Universal Fund's shares outstanding on December 14, 2001 (the "Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment would require an affirmative vote of a majority of the shares of the Universal Fund voted at the sessions of the Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment.

For purposes of determining the presence of a quorum for transacting business at the meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Accordingly, shareholders are urged to forward their voting instructions promptly.

Only the shareholders of record of the Universal Fund at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. As of the Record Date, there were 640,813 issued and outstanding shares of common stock of the Universal Fund.

Proxy Solicitation. Shareholder votes will be solicited primarily by mail. The solicitation may also include telephone, facsimile or oral communications by certain employees of the Universal Fund's investment adviser or distributor, Optimum or the Universal Distributor, respectively, who will not be paid for these services. Except for the services by Optimum and/or the Universal Distributor, Oak Ridge will pay the costs of the Meeting and the costs of solicitation. Oak Ridge will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Universal Fund.

Required Vote. Approval of the proposal requires the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act, meaning the affirmative vote of the lesser of (1) 67% of the voting securities of the Universal Fund present at the Meeting if more than 50% of the outstanding shares of the Universal Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Universal Fund. Abstentions and broker non-votes will have the effect of a vote against the proposal. If the proposal is not approved by the requisite vote of shareholders of the Universal Fund, the Board of Trustees of the Acquired Trust will determine what action to take, including, but not limited to, the liquidation of the Universal Fund and the distribution of its assets, which would not be tax free to shareholders. Shareholders of the Large Cap Fund are not required to vote on the proposal.

Appraisal Rights. If the Reorganization Plan is approved at the Meeting, shareholders of the Universal Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supercedes state law. Universal Fund shareholders, however, have the right to redeem their Universal Fund shares at net asset value until the closing date of the Reorganization. After the Reorganization, shareholders of the Universal Fund will hold Class A shares of the Large Cap Fund which may also be redeemed at net asset value.

Ownership of Securities of the Funds. As of October 31, 2001, Trustees and officers of the Universal Fund as a group owned less than 1% of the outstanding voting securities of the Universal Fund. As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Universal Fund and, upon consummation of the Reorganization and based on the numbers presented, will own the percentage of the Large Cap Fund's outstanding shares shown below:
Name and Address	Nature of Ownership	Amount (in shares)	Percentage of Universal Fund	Percentage of Large Cap Fund after the Reorganization

Wendel N. Slayton, Jr. and Thomas S. Slayton, as Co-Trustees of Slayton Associates Inc. PSP and Trust P.O. Box 1100 Oakbrook, Illinois 60522-1100	Record and Beneficial	40,429	6.63%	5.14%
Mesirow Financial, Inc. 350 North Clark Street Chicago, Illinois 60610-4796	Record	34,539	5.66%	4.39%
Retirement Accounts, Inc. P.O. Box 173785 Denver, Colorado 80217-3785	Record	32,294	5.30%	4.10%

As of October 31, 2001, Directors and officers of the Large Cap Fund as a group owned 9.27% of the outstanding voting securities of the Large Cap Fund. As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Large Cap Fund and, upon consummation of the Reorganization and based on the numbers presented, will own the percentage of the Large Cap Fund's outstanding shares shown below:

Name and Address	Nature of Ownership	Amount (in shares)	Percentage of Large Cap Fund before the Reorganization	Percentage of Large Cap Fund after the Reorganization

Richard O. Klaskin 1038 Oak Ridge Drive Glencoe, Illinois 60022-1133	Record and Beneficial	30,841	14.00%	3.21%

Harold Leeper 1145 South Park Terrace Chicago, Illinois 60605-2021	Record and Beneficial	25,739	11.69%	2.68%

Jacqueline Siegal 2367 Woodpath Lane Highland Park, Illinois 60035-2045	Record and Beneficial	20,096	9.13%	2.09%

Samuel Wegbreit 1057 Aynsley Lake Forest, Illinois 60045	Record and Beneficial	13,422	6.09%	1.40%

Recommendation of the Board of Trustees. The Board of Trustees recommends that shareholders of the Universal Fund vote in favor of the proposal.

FINANCIAL HIGHLIGHTS

This information describes investment performance of the Class A shares of the Large Cap Fund for the periods shown. Certain information reflects financial results for a single Class A share of the Large Cap Fund. "Total Return" shows how much an investment in the Class A shares of the Large Cap Fund would have increased during each period, assuming you had reinvested all dividends and distributions. These figures (except for the six-month period ended May 31, 2001) have been audited by PricewaterhouseCoopers LLP, whose report, along with the Large Cap Fund's financial statements, is included in the Large Cap Fund's Annual Report. The figures for the six-month period ended May 31, 2001 are unaudited and may be found along with the Large Cap Fund's financial statements in the Large Cap Fund's latest Semi-Annual Report.

Large Cap Fund

Class A Shares

	Six Months Ended May 31, 2001	Year Ended Nov. 30, 2000	March 1, 1999(1) to Nov. 30, 1999
Per share data:	(unaudited)
Net asset value, beginning of period	$13.89	$12.45	$12.00
Income from investment operations:
Net investment loss	(0.03)(2)	(0.09)(2)	(0.05)(2)
Net realized and unrealized gains on investments	(0.24)	1.53	0.50
Total from investment operations	(0.27)	1.44	0.45
Net asset value, end of period	$13.62 =====	$13.89 =====	$12.45 =====
Total Return	1.94%(3)(4)	11.57%(4)	3.75%(3)(4)

Supplemental data and ratios:
Net assets, end of period	$2,849,807	$2,529,629	$1,855,483
Ratio of expenses to average net assets:
Before expense waiver	5.29%(5)	4.72%	7.80%(5)
After expense waiver	2.00%(5)	2.00%	2.00%(5)
Ratio of net investment loss to average net assets:
Before expense waiver	(3.79)%(5)	(3.40)%	(6.38)%(5)
After expense waiver	(0.50)%(5)	(0.68)%	(0.58)%(5)
Portfolio turnover rate	8%(6)	25%(6)	52%(6)

(1)	Commencement of operations.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	The total return calculation does not reflect the maximum 4.25% sales load.
(5)	Annualized.
(6)	Calculated on the basis of the Large Cap Fund as a whole without distinguishing between the classes of shares issued.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional information about the Acquired Trust, the Acquiring Corporation, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Oak Ridge Investments, LLC, 10 South LaSalle Street, Suite 1050, Chicago, Illinois 60603 or by calling 1-800-969-9676.

The Acquired Trust and the Acquiring Corporation are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. These documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C., at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. The SEC maintains a web site at http://www.sec.gov which contains the Prospectuses and Statements of Additional Information for the Funds, materials that are incorporated by reference into the Prospectuses and Statements of Additional Information, and other information about the Funds.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Acquired Trust, 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Large Cap Fund will be passed on by Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202.

EXPERTS

The audited financial highlights, financial statements and notes thereto of the Universal Fund and Large Cap Fund for the fiscal year ended September 30, 2001 and November 30, 2000, respectively, are incorporated by reference herein to the respective Annual Reports for the Funds and the Statement of Additional Information related to this Proxy Statement/Prospectus. The financial statements and financial highlights for the Universal Fund have been incorporated herein by reference in reliance on the report of Ernst & Young LLP, independent accountants, given on their authority as experts in auditing and accounting. The financial statements and financial highlights for the Large Cap Fund have been incorporated herein by reference (and, with respect to the financial highlights for 1999 and 2000, included herein as well) in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting. PricewaterhouseCoopers LLP will serve as independent accountants of the combined Large Cap Fund after the Reorganization.

OTHER MATTERS

The Board of Trustees knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such matters in accordance with their best judgment in the interest of the Universal Fund.

Please complete, sign and return the enclosed proxy card(s) promptly. No postage is required if mailed in the United States.
By order of the Board of Trustees,

Keith Pinsoneault Secretary

Appendix A

Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this      day of          , 2002, by and between Oak Ridge Funds, Inc. (the "Acquiring Corporation"), a Maryland corporation, on behalf of Oak Ridge Large Cap Equity Fund (the "Acquiring Fund") and Universal Capital Investment Trust (the "Acquired Trust"), a Massachusetts business trust, on behalf of Universal Capital Growth Fund (the "Acquired Fund," and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"). All agreements, representations, actions and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by the Acquiring Corporation on behalf of the Acquiring Fund and by the Acquired Trust on behalf of the Acquired Fund.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A voting shares of capital stock, par value $.01 per share, of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND Acquiring Fund SHARES AND THE LIQUIDATION OF THE ACQUIRED FUND
1.1

Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to assign, transfer and convey all of its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (a) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.3, and (b) to assume all of the liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

	1.2	(a)

The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property and assets of every kind and nature of the Acquired Fund, including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividend receivables), claims or rights of action, rights to register shares under applicable securities laws, books and records, any deferred or prepaid expenses and all other property reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared as of the closing date provided in paragraph 3.1 (the "Closing Date") by the Acquired Fund's accounting agent in accordance with generally accepted accounting principles ("GAAP") consistently applied from the prior audited period (the "Closing Balance Sheet"). A preliminary Closing Balance Sheet shall be delivered to the Acquiring Fund within a reasonable time prior to the Closing Date. The final Closing Balance Sheet shall be delivered at Closing. The Assets shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to paragraph 1.4).

(b)

The Acquired Trust has provided the Acquiring Fund with a list of all of the Acquired Fund's portfolio securities as of the date of execution of this Agreement. The Acquired Trust reserves the right to sell any of these securities but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquired Trust will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquiring Fund and the Acquired Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

1.3

The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on the Closing Balance Sheet. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date which are not reflected on the Closing Balance Sheet.

1.4

On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income, computed without regard to any deduction for dividends paid, and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5

Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in paragraph 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholder as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquired Fund Shares in connection with such exchange.

1.6

As soon as practicable after the distribution pursuant to paragraph 1.5 of Acquiring Fund Shares, the Acquired Fund shall take all steps necessary to effect its dissolution and to have its existence terminated in accordance with Massachusetts law.

1.7

Ownership of Acquired Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8

Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.9

All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies of all such books and records shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date.

2.	VALUATION
2.1

The value of the Assets to be acquired and the liabilities to be assumed by the Acquiring Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date (the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquired Fund's agreement and declaration of trust, as amended, and then-current prospectus or statement of additional information.

2.2

The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures set forth in the Acquiring Fund's articles of incorporation, as amended, and then-current prospectus or statement of additional information.

2.3

The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the net assets of the Acquired Fund determined in accordance with paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4

All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.	CLOSING AND CLOSING DATE
3.1

The Closing shall occur on February 1, 2002, or such other date as the parties may mutually agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 8 a.m. (Central Time) on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Godfrey & Kahn, S.C., or such other place as the parties may agree.

3.2

In the event that immediately prior to the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3

The Acquired Fund shall deliver to the Acquiring Fund at the Closing a schedule of its investments as of such date and the Closing Balance Sheet, both of which shall be certified by the Treasurer of the Acquired Fund.

3.4

The Acquired Fund shall cause UMB Bank, n.a. ("UMB"), custodian for the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to U.S. Bank, N.A. ("U.S. Bank"), custodian for the Acquiring Fund prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund shall cause its portfolio securities represented by a certificate or other written instrument to be presented by UMB to U.S. Bank for examination no later than five (5) business days preceding the Closing Date and transferred and delivered to U.S. Bank as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and U.S. Bank. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.5

The Acquired Fund shall cause Sunstone Financial Group, Inc. ("SFG"), as transfer agent for the Acquired Fund, to deliver at the Closing a list of the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to Closing. The Acquiring Fund shall cause its transfer agent, U.S. Bancorp Fund Services, LLC, to deliver at the Closing a certificate as to the opening of accounts in the Acquired Fund Shareholders' names on the Acquiring Fund's share transfer books. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund.

3.6

At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as the other party, or its counsel, may reasonably request to effect the transactions contemplated by this Agreement.

4.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND
The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Corporation and the Acquiring Fund as follows:
4.1

The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with power under the Acquired Trust's agreement and declaration of trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly established and designated in accordance with the applicable provisions of the Acquired Trust's agreement and declaration of trust, as amended. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

4.2

The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act; such registration has not been revoked or rescinded and is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

4.3

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws.

4.4

The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (a) in violation of Massachusetts law or of the Acquired Trust's agreement and declaration of trust, as amended, or by-laws, as amended; (b) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquired Fund is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund.

4.5

Except as otherwise designated in writing and accepted by the Acquiring Fund, all material contracts and other commitments of or applicable to the Acquired Fund (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of the Acquired Fund thereunder will be made, at or prior to the Closing Date, without the Acquired Fund or the Acquiring Fund incurring any liability or penalty with respect thereto.

4.6

No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

4.7

The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for each of the fiscal years ended September 30, in the period beginning with January 22, 1991 and ending September 30, 2001, have been audited by Ernst & Young LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such dates, and there are no known liabilities of the Acquired Fund as of such dates not disclosed therein.

4.8

Since September 30, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this paragraph 4.8, a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of the Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change.

4.9

At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provisions shall have been made for the payment thereof, and, to the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.10

For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and realized net capital gain (as defined in the Code) that has accrued through the Closing Date.

4.11

All issued and outstanding shares of the Acquired Fund (a) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; (b) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund); and (c) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SFG, as provided in paragraph 3.5. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

4.12

At the Closing Date, the Acquired Trust will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice at or prior to the Closing.

4.13

The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

4.14

The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.15

Insofar as the following relate to the Acquired Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which without limitation, shall include a proxy statement of the Acquired Fund (the "Proxy Statement") and a prospectus of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement") will, on the effective date of the N-14 Registration Statement and on the Closing Date, (a) comply in all material respects with the provisions and regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph shall only apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Trust for use therein.

5.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND
The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Trust and the Acquired Fund as follows:
5.1

The Acquiring Corporation is a corporation organized and validly existing under the laws of the state of Maryland with power under the Acquiring Corporation's articles of incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Corporation duly established and designated in accordance with the applicable provisions of the Acquiring Corporation's articles of incorporation. The Acquiring Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquiring Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

5.2

The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act; such registration has not been revoked or rescinded and is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

5.3

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

5.4

The Acquiring Corporation is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result (a) in violation of Maryland law or of the Acquiring Corporation's articles of incorporation, as amended, or by-laws, as amended; (b) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund.

5.5

No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

5.6

The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for each of the fiscal years ended November 30, in the period beginning with March 1, 1999 and ending November 30, 2001, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such dates, and there are no known liabilities of the Acquiring Fund as of such dates not disclosed therein.

5.7

Since November 30, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Acquired Fund. For purposes of this paragraph 5.7, a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of shares by Acquiring Fund shareholders shall not constitute a material adverse change.

5.8

At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provisions shall have been made for the payment thereof, and, to the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

5.9

For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code.

5.10

All issued and outstanding shares of the Acquiring Fund (a) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and (b) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares.

5.11

The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

5.12

The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Corporation and this Agreement constitutes a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

5.13

The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

5.14

The Proxy Statement to be included in the N-14 Registration Statement only insofar as it relates to the Acquiring Fund, will, on the effective date of the N-14 Registration Statement and on the Closing Date, (a) comply in all material respects with the provisions and regulations of the 1933 Act, 1934 Act and 1940 Act, and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph shall only apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Corporation for use therein.

6.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
6.1

The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, the selling and redeeming of Fund shares and such changes as are contemplated by the Funds' normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

6.2

Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

6.3

The Acquired Fund will call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all reasonable actions necessary to obtain approval of the transactions contemplated herein.

6.4

The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.5

The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

6.6

Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.7

Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the N-14 Registration Statement in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the N-14 Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.15, all to be included in the N-14 Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

	6.8	As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.
6.9

It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Trust, the Acquiring Corporation, the Acquired Fund nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties hereto will take such action, or cause such action to be taken, as is reasonably necessary to enable Godfrey & Kahn, S.C. to render the tax opinion contemplated herein by paragraph 9.5.

6.10

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

7.1

The items that are required to be delivered by the Acquiring Fund or its agents pursuant to Article 3 hereof shall have been delivered to the Acquired Fund or its agents on or prior to the Closing Date.

7.2

All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.3

The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or Chairman, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.

7.4

The Acquired Fund shall have received on the Closing Date an opinion of Godfrey & Kahn, S.C., counsel to the Acquiring Fund, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)

the Acquiring Corporation is a validly existing corporation in good standing under the laws of the state of Maryland and the Acquiring Fund is a duly established and designated series of the Acquiring Corporation;

(b)

this Agreement has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principals; and

(c)

the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares for the Acquired Fund's Assets pursuant hereto will not, violate the Acquiring Corporation's articles of incorporation, as amended, or by-laws, as amended, or violate, breach or constitute a default under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking actually known to counsel to which the Acquiring Fund is a party or by which it is bound.

Such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon officers' certificates and certificates of public officials in rendering their opinion.
7.5

The Board of Directors of the Acquiring Corporation shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby, and the Acquiring Fund shall have delivered to the Acquired Fund at the Closing a certificate, executed by an officer, to the effect that the conditions described in this paragraph have been satisfied.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

	8.1	The items that are required to be delivered by the Acquired Fund or its agents pursuant to Article 3 hereof shall have been delivered to the Acquiring Fund on or prior to the Closing Date.
8.2

All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

8.3

The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.

8.4

The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, counsel to the Acquired Fund, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)

the Acquired Trust is a validly existing business trust in good standing under the laws of the Commonwealth of Massachusetts and the Acquired Fund is a duly established and designated series of the Acquired Trust;

(b)

this Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and, subject to the approval of the Acquired Fund Shareholders, constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

(c)

the execution and delivery of this Agreement did not, and the exchange of the Acquired Fund's Assets for Acquiring Fund Shares pursuant hereto will not, violate the Acquired Trust's agreement and declaration of trust, as amended, or by-laws, as amended, or violate, breach or constitute a default under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking actually known to counsel to which the Acquired Fund is a party or by which it is bound.

Such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon officers' certificates and certificates of public officials in rendering their opinion.
8.5

The Board of Trustees of the Acquired Trust shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby, and the Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate, executed by an officer, to the effect that the conditions described in this paragraph have been satisfied.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1

This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's agreement and declaration of trust, as amended, and by-laws, as amended, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 9.1.

9.2

On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

9.3

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

9.4

The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.5

The parties shall have received an opinion of Godfrey & Kahn, S.C. addressed to each of the Acquiring Fund and the Acquired Fund, dated the Closing Date, to the effect that, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)

the transfer to the Acquiring Fund of the Assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

		(b)	no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund as a result thereof;
		(c)	no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their shares of the Acquired Fund in exchange for Acquiring Fund Shares in connection therewith;
(d)

the aggregate tax basis of the Acquiring Fund Shares received by a current shareholder of the Acquired Fund in such exchange will be the same as the aggregate tax basis of the current shares of the Acquired Fund given upon in such exchange; and

(e)

the holding period for Acquiring Fund Shares received by each Acquired Fund Shareholder in such exchange will include the holding period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided such Acquired Fund Shares were held as capital assets by such shareholder at the time of the exchange.

The delivery of such opinion is conditioned upon receipt by Godfrey & Kahn, S.C. of representations it shall request of each of the Acquiring Fund and the Acquired Trust.
10	INDEMNIFICATION
10.1

The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements as set forth in this Agreement.

10.2

The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements as set forth in this Agreement.

11.	AMENDMENTS, WAIVERS AND TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS; GOVERNING LAW
11.1

This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of both parties hereto, notwithstanding approval hereof by the Acquired Fund Shareholders, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval.

	11.2	At any time prior to the Closing Date, either of the parties may waive compliance with any of the covenants or conditions made for its benefit contained herein.
11.3

This Agreement may be terminated at any time prior to the Closing Date without liability on the part of either party hereto or its respective trustees, directors, officers or shareholders by either party on notice to the other.

11.4

Except as specified in the next sentence set forth in this paragraph 11.4, the representations, warranties or covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the Reorganization. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in paragraph 10.1 and 10.2 shall survive the Closing.

11.5

This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to principles of conflicts of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Acquired Fund, shall be governed by and construed in accordance with the laws of the State of Massachusetts, without giving effect to principles of conflict of law.

12.	EXPENSES
12.1

The Acquiring Fund shall be responsible for all expenses in connection with the Reorganization, except as set forth in this paragraph 12.1. The Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization. All fees and expenses incurred by Optimum Investment Advisors, LP, the investment adviser to the Acquired Fund ("Optimum") in connection with the Reorganization which are related to (a) the compensation or reimbursement of the Acquired Trust's Board of Trustees; (b) legal counsel to the Acquired Trust's Board of Trustees; or (c) any other professional services shall be borne by Optimum.

12.2

The Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each represents and warrants to the other that there are no brokers or finders or other entities entitled to receive any payments in connection with the transactions provided for herein.

13.	NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested, or sent by telefacsimile, and addressed as follows:

		To Acquired Trust at:	Universal Capital Investment Trust c/o Optimum Investment Advisors, L.P. 100 South Wacker Drive, Suite 2100 Chicago, IL 60606 (312) 782-9797 (fax)
		With a copy to:	David A. Sturms, Esq. Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street, Suite 2600 Chicago, IL 60601 (312) 609-5005 (fax)
Or to the Acquiring Corporation at:
Oak Ridge Funds, Inc. c/o Oak Ridge Investments, LLC 10 South LaSalle Street, Suite 1050 Chicago, IL 60603 (312) 857-1055 (fax)

		With a copy to:	Carol A. Gehl, Esq. Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, WI 53202 (414) 273-5198 (fax)
14.	MISCELLANEOUS

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Acquiring Corporation and the Acquired Trust and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date set forth above.
UNIVERSAL CAPITAL INVESTMENT TRUST
Attest:

By: Keith Pinsoneault Secretary	By: Andrew J. Goodwin, III President

OAK RIDGE FUNDS, INC.
Attest:

By: John Peters Secretary	By: Samuel Wegbreit President

Appendix B

Investment Restrictions and Limitations

The respective investment restrictions and limitations of the Large Cap Fund and the Universal Fund are described below. Unless otherwise specified, the investment restrictions and limitations are considered to be "fundamental" policies, and as such, may not be changed without approval of the holders of a "majority" (as that term is defined in the 1940 Act) of the Large Cap Fund's and the Universal Fund's respective outstanding shares.
Large Cap Fund		Universal Fund
The Fund may not:		The Fund may not:
1.	With respect to 75% of its total assets, purchase securities of any issuer (except securities of the U.S. government or any agency or instrumentality thereof) if such action would cause more than 5% of the Fund's total assets to be invested in securities of any one issuer, or purchase more than 10% of the outstanding voting securities of any one issuer;	1.

As to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

2.	Borrow money except from banks for temporary or emergency purposes (but not for the purpose of purchase of investments) and then, only in an amount not to exceed 33 1/3% of the value of the Fund's net assets at the time the borrowing is incurred; provided however, the Fund may engage in transactions in options, futures contracts and options on futures contracts. The Fund may not purchase securities when borrowings exceed 5% of its total assets;	2.	Acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;
3.	Act as an underwriter of another issuer's securities except for the sale of restricted securities;	3.

Act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

4.	Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure permitted borrowings and except that the Fund may invest in options, futures contracts and options on futures contracts;	4.

Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that it may enter into futures and options on futures);

5.	Make loans, except through (i) the purchase of investments permissible under the Fund's investment policies, or (ii) the lending of portfolio securities provided that no such loan of portfolio securities may be made by it if, as a result, the aggregate of such loans would exceed 5% of the value of the Fund's total assets;	5.	Make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities;
6.	Purchase any securities on margin, except for the use of short-term credit necessary for clearance of purchases of portfolio securities, the payment of initial and variation margin deposits in connection with futures contracts and options thereon, and the purchase and sale of options;	6.

Borrow money, except that the Fund may (a) borrow up to 5% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary purposes, but not to increase portfolio income (reverse repurchase agreements shall be considered borrowings for purposes of this restriction) and (b) enter into transactions in options;

7.	Purchase, hold or deal in commodities or commodity contracts (except that the Fund may engage in futures and options on futures), or purchase or sell real estate including real estate limited partnerships, other than, to the extent permitted under the Fund's investment policies, instruments secured by real estate or interests therein or instruments issued by entities that invest in real estate or interests therein;	7.

Invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

8.	Issue senior securities. For purposes of this investment restriction, the futures, options and borrowing actions permitted under the Fund's investment policies are not deemed to be the issuance of senior securities; and	8.	Issue any senior security; or
9.	Concentrate more than 25% of the value of its total assets (taken at market value at the time of each investment) in securities of issuers whose principal business activities are in the same industry or group of industries.	9.	Purchase illiquid securities or securities of issuers (other than issuers of Federal agency obligations) which, including their predecessors, have been in operation for less than three years,

In addition, as long as Fund shares are qualified for sale in Texas, the Fund will not invest in interests in real estate limited partnerships if by reason of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of its total assets.

The following are the non-fundamental investment policies which may be changed by the applicable Fund's Board without shareholder approval.
Large Cap Fund		Universal Fund
The Fund may not:		The Fund may not:
1.	Invest in illiquid securities (i.e., securities that are not readily marketable) if, as a result of such investments, more than 5% of the Fund's net assets (taken at market value at the time of each investment) would be invested in illiquid securities;	1.

Invest in interests in oil, gas, or other mineral exploration or development programs or puts, calls, straddles, spreads, or any combination thereof (except that the Fund may enter into transactions in options, futures and options on futures);

2.	Invest in any investment company, except to the extent permitted under the 1940 Act; and	2.	Invest in companies for the purpose of exercising control or management;
3.	Enter into futures contracts or related options if more than 5% of the Fund's net assets would be represented by futures contracts or related options, or more than 5% of the Fund's net assets would be committed to initial margin and premiums on futures contracts and related options.	3.

Purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

		4.

Make short sales of securities unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities;

		5.

Purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, directors, or trustees of the Trust or of its investment adviser who each own beneficially more than 1/2 of 1% of the securities of that issuer;

		6.	Mortgage, pledge, or hypothecate in excess of 5% of the Fund's total assets (taken at cost), except as may be necessary in connection with options, futures, and options on futures;
		7.

Write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange or similar entity; or buy or sell an option on a security unless the option is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

		8.

Buy or sell a futures contract, or an option on a futures contract, unless the futures contract or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

		9.	Invest more than 5% of its total assets in securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933; or
		10.

Invest more than 5% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depository Receipts (ADRs) and securities guaranteed by a U.S. person).

PART B

OAK RIDGE FUNDS, INC.

Statement of Additional Information

January 3, 2002

Acquisition of the Assets of
Universal Capital Growth Fund,
a series of Universal Capital Investment Trust
100 South Wacker Drive, Suite 2100
Chicago, Illinois 60606

By and in Exchange for Class A Shares of
Oak Ridge Large Cap Equity Fund,
a series of Oak Ridge Funds, Inc.
(the "Acquiring Corporation")
10 South LaSalle Street, Suite 1050
Chicago, Illinois 60603

This Statement of Additional Information of the Acquiring Corporation is available to shareholders of Universal Capital Growth Fund (the "Universal Fund") in connection with a proposed transaction whereby Oak Ridge Large Cap Equity Fund (the "Large Cap Fund") will acquire all or substantially all of the assets and all of the liabilities of the Universal Fund in exchange for Class A shares of the Large Cap Fund (the "Reorganization").

This Statement of Additional Information consists of this cover page, the pro forma financial statements of the Large Cap Fund (giving effect to the Reorganization) and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated by reference herein:

    The Statement of Additional Information of the Large Cap Fund dated March 30, 2001;

    The Annual Report to Shareholders of the Large Cap Fund for the fiscal year ended November 30, 2000;

    The Semi-Annual Report to Shareholders of the Large Cap Fund for the period ended May 31, 2001;

    The Statement of Additional Information of the Universal Fund dated January 28, 2001; and

    The Annual Report to Shareholders of the Universal Fund for the fiscal year ended September 30, 2001.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Reorganization Proxy Statement/Prospectus dated January 3, 2002, which has been filed with the SEC and can be obtained, without charge, by calling the Universal Fund or the Large Cap Fund at 1-800-969-9676 or 1-800-407-7298, respectively, or by writing either of such Funds at its respective address referenced above. This Statement of Additional Information has been incorporated by reference into the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS

The following tables set forth the unaudited pro forma combined Statements of Assets and Liabilities and Schedules of Investments as of November 30, 2001, and the unaudited pro forma combined Statements of Operations for the twelve months ended November 30, 2001 for the Large Cap Fund and the Universal Fund, giving effect to the Reorganization.
STATEMENTS OF ASSETS AND LIABILITIES
As of November 30, 2001 (unaudited)
	Large Cap Fund	Universal Fund	Adjustments	Pro Forma Combined
Assets:
Investments, at market value (cost $2,591,293 and $6,700,815, respectively)	$2,751,242	$8,820,305	-	$11,571,547
Receivable for securities sold	-	1,258,110	-	1,258,110
Receivable from Adviser	6,596	-	-	6,596
Interest and dividends receivable	2,403	6,619	-	9,022
Prepaid expenses	4,096	10,525	($10,525)	4,096
Total assets	2,764,337 =======	10,095,559 ========	($10,525) =======	12,849,371 ========
Liabilities:
Payable for securities purchased	-	859,810	-	859,810
Payable to Adviser	-	675	-	675
Payable for 12b-1 fees	1,086	3,682	-	4,768
Accrued other expenses	30,589	26,191	-	56,780
Total liabilities	31,675 =====	890,358 ======	- ===	922,033 ======
Net Assets	$2,732,662 ========	$9,205,201 ========	($10,525) =======	$11,927,338 =========
Net Assets Consist of:
Paid-in-capital	$2,747,336	$6,340,718	-	$9,088,054
Undistributed net realized gain (loss) on investments	(174,623)	744,993	($10,525)	559,845
Net unrealized appreciation on investments	159,949	2,119,490	-	2,279,439
Total net assets	$2,732,662 ========	$9,205,201 ========	($10,525) =======	$11,927,338 =========
Net Assets:
Net assets	$2,732,662	$9,205,201	($10,525)	$11,927,338
Shares issued and outstanding	220,233	607,035	133,839	961,107
Net asset value and redemption price per share	$12.41	$15.16	-	$12.41
Maximum Offering Price Per Share	$12.96 =====	$16.04 =====	- ===	$12.96 =====

(See Notes to Pro Forma Financial Statements)

STATEMENTS OF OPERATIONS
For the twelve months ended November 30, 2001 (unaudited)
	Large Cap Fund	Universal Fund	Adjustments	Pro Forma Combined
Investment Income:
Interest income	$18,451	$18,316	$-	$36,767
Dividend income	19,447	78,836	-	98,283
Total income	37,898	97,152	-	135,050

Expenses:
Investment advisory fees	16,216	121,635	(48,654)	89,197
Fund administration and accounting fees	58,059	21,533	(20,992)	58,600
12b-1 fees -- Class A	6,757	30,408	-	37,165
Administrative service agreement fees	-	12,164	(12,164)	-
Professional fees	20,063	52,577	(49,640)	23,000
Shareholder servicing fees and expenses	22,174	24,932	(18,406)	28,700
Federal and state registration fees	9,875	17,441	(12,122)	15,194
Reports to shareholders	1,331	14,871	(14,702)	1,500
Custody fees	4,000	10,041	(9,541)	4,500
Directors' fees	3,020	5,508	(5,508)	3,020
Other	195	6,382	(5,950)	627
Total expenses before waiver	141,690	317,492	(197,679)	261,503
(Waiver) Recovery of expenses by Adviser	(87,637)	(74,222)	197,679	35,820
Net expenses	54,053	243,270	-	297,323

Net investment loss	(16,155)	(146,118)	-	(162,273)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(100,638)	1,007,696	-	907,058
Change in unrealized appreciation/depreciation on investments	(194,438)	(3,740,867)	-	(3,935,305)
Net realized and unrealized loss	(295,076)	(2,733,171)	-	(3,028,247)
Net decrease in net assets resulting from operations	$(311,231) ========	$(2,879,289) =========	$- ====	$(3,190,520) =========

(See Notes to Pro Forma Financial Statements)

SCHEDULES OF INVESTMENTS

As of November 30, 2001
(unaudited)
Large Cap Fund Shares or Par Value	Universal Fund Shares or Par Value	Pro Forma Combined Shares or Par Value		Large Cap Fund Value	Universal Fund Value	Pro Forma Combined Value
			COMMON STOCK - 86.34% (p)

			Agriculture - 0.66% (p)
5,100	-	5,100	Archer-Daniels-Midland Company	$78,489	$-	$78,489

			Aerospace and Defense - 0.57% (p)
825	-	825	General Dynamics Corporation	68,599	-	68,599

			Banking - 5.72% (p)
-	5,000	5,000	Bank One Corporation	-	187,200	187,200
1,400	-	1,400	Citigroup Inc.	67,060	-	67,060
-	10,000	10,000	Wells Fargo & Company	-	428,000	428,000
				67,060	615,200	682,260

			Communications - 0.94% (p)
800	-	800	ALLTEL Corporation	52,064	-	52,064
1,700	-	1,700	Univision Communications, Inc. - Class A*	60,537	-	60,537
				112,601	-	112,601

			Computers - Hardware - 1.17% (p)
-	5,000	5,000	Dell Computer Corporation*	-	139,650	139,650

			Computers - Micro - 0.39% (p)
3,300	-	3,300	Sun Microsystems, Inc.*	46,992	-	46,992

			Computers - Networking - 0.26% (p)
1,500	-	1,500	Cisco Systems, Inc.	30,660	-	30,660

			Computers - Software - 1.84% (p)
1,425	2,000	3,425	Microsoft Corporation*	91,499	128,420	219,919

			Cosmetics & Toiletries - 1.06% (p)
900	-	900	Kimberly-Clark Corporation	52,353	-	52,353
950	-	950	Procter & Gamble Company	73,587	-	73,587
				125,940	-	125,940

			Data Processing - 0.48% (p)
2,800	-	2,800	IMS Health Incorporated	57,344	-	57,344

			Diversified Manufacturing - 13.30% (p)
1,650	8,000	9,650	General Electric Company	63,525	308,000	371,525
-	7,000	7,000	Illinois Tool Works Inc.	-	429,450	429,450
1,350	12,000	13,350	Tyco International Ltd.[f]	79,380	705,600	784,980
				142,905	1,443,050	1,585,955

			Drugs & Medical - 16.72% (p)
-	5,000	5,000	Amgen, Inc.*	-	332,150	332,150
1,000	-	1,000	Cardinal Health, Inc.	68,320	-	68,320
1,265	-	1,265	Elan Corporation PLC - ADR*[f]	55,938	-	55,938
1,425	12,000	13,425	Medtronic, Inc.	67,374	567,360	634,734
1,625	10,000	11,625	Pfizer Inc.	70,379	433,100	503,479
-	11,200	11,200	Schering-Plough Corporation	-	400,176	400,176
				262,011	1,732,786	1,994,797

			Electronics - 6.27% (p)
-	15,000	15,000	Flextronics International Ltd.*[f]	-	375,000	375,000
1,400	10,000	11,400	Intel Corporation	45,724	326,600	372,324
				45,724	701,600	747,324

SCHEDULES OF INVESTMENTS - Continued

As of November 30, 2001
(unaudited)

Large Cap Fund Shares or Par Value	Universal Fund Shares or Par Value	Pro Forma Combined Shares or Par Value		Large Cap Fund Value	Universal Fund Value	Pro Forma Combined Value
			Energy - 1.42% (p)
-	3,000	3,000	Duke Energy Corporation	$-	$108,450	$108,450
-	2,000	2,000	Dynegy Inc. - Class A	-	60,700	60,700
				-	169,150	169,150
			Finance - Credit Card - 0.29% (p)
1,050	-	1,050	American Express Company	34,556	-	34,556

			Financial Services - 4.07% (p)
1,225	7,000	8,225	Household International, Inc.	72,263	412,930	485,193

			Hospitals - 0.62% (p)
1,900	-	1,900	HCA - The Healthcare Company	73,701	-	73,701

			Insurance - 4.19% (p)
1,071	5,000	6,071	American International Group, Inc.	88,250	412,000	500,250

			Investment Companies - 3.94% (p)
1,050	5,000	6,050	Merrill Lynch & Company	52,595	250,450	303,045
-	3,000	3,000	Morgan Stanley Dean Witter & Co.	-	166,500	166,500
				52,595	416,950	469,545

			Medical Products - 0.59% (p)
1,200	-	1,200	Johnson & Johnson	69,900	-	69,900

			Multimedia - 0.57% (p)
1,950	-	1,950	AOL Time Warner Inc.*	68,055	-	68,055

			Oil - Integrated - 2.68% (p)
-	2,000	2,000	Anadarko Petroleum Corporation	-	103,800	103,800
2,725	-	2,725	Conoco Inc.	74,583	-	74,583
-	5,000	5,000	Transocean Sedco Forex Inc.	-	141,500	141,500
				74,583	245,300	319,883

			Retail - Discount - 7.20% (p)
-	14,000	14,000	Costco Wholesale Corporation*	-	572,320	572,320
1,200	4,000	5,200	Wal-Mart Stores, Inc.	66,180	220,600	286,780
				66,180	792,920	859,100

			Retail - Drugs - 4.68% (p)
1,900	15,000	16,900	Walgreen Company	62,700	495,000	557,700

			Retail - Specialty - 3.80% (p)
-	12,000	12,000	Lowe's Companies, Inc.	-	453,100	453,100

			Savings Institutions - 1.42% (p)
2,200	-	2,200	Dime Bancorp, Inc.	75,944	-	75,944
3,000	-	3,000	Washington Mutual, Inc.	93,840	-	93,840
				169,784	-	169,784

			Textiles & Apparel - 0.47% (p)
1,800	-	1,800	Jones Apparel Group, Inc. *	56,196	-	56,196

			Toys - 0.51% (p)
3,300	-	3,300	Mattel, Inc.	60,753	-	60,753

			Transportation Services - 0.50% (p)
1,200	-	1,200	Expeditors International of Washington, Inc.	60,012	-	60,012

			Total Common Stock (cost $8,017,969)	$2,139,352 ========	$8,158,056 ========	$10,297,408 =========

SCHEDULES OF INVESTMENTS - Continued

As of November 30, 2001
(unaudited)

Large Cap Fund Shares or Par Value	Universal Fund Shares or Par Value	Pro Forma Combined Shares or Par Value		Large Cap Fund Value	Universal Fund Value	Pro Forma Combined Value
			SHORT-TERM INVESTMENTS - 10.68% (p)
			U.S. Government Agency Obligations - 2.06% (p)
$46,000	$-	$46,000	Federal Home Loan Bank - 1.853%, 12/27/2001	$45,939	$-	$45,939
$200,000	$-	$200,000	Federal National Mortgage Association - 2.00%, 12/06/2001	199,948	-	199,948
			Total U.S. Government Agency Obligations	$245,887	$-	$245,887

			Variable Rate Demand Deposit - 5.55% (p)
$-	$662,249	$662,249	UMB Bank, n.a. Money Market Fiduciary	$-	$662,249	$662,249

			Variable Rate Demand Notes# - 3.07% (p)
$137,126	$-	$137,126	American Family Financial Services, Inc., 1.7133%	$137,126	$-	$137,126
$111,829	$-	$111,829	Wisconsin Corporate Central Credit Union, 1.78%	111,829	-	111,829
$117,048	$-	$117,048	Wisconsin Electric Power Company, 1.7133%	117,048	-	117,048
			Total Variable Rate Demand Notes	$366,003	$-	$366,003
			Total Short-Term Investments (cost $1,274,139)	$611,890	$662,249	$1,274,139
			Total Investments - 97.02% (p) (cost $9,292,108)	$2,751,242	$8,820,305	$11,571,547
			Other Assets, less Liabilities - 2.98% (p)	(18,580)	374,371	355,791
			NET ASSETS - 100.00% (p)	$2,732,662 ========	$9,194,676 ========	$11,927,338 =========
*	Non-income producing security.
f	Foreign security.
ADR	American Depository Receipts.
#	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of November 30, 2001.
(p)	This percentage represents a percentage of the pro forma combined net assets of the surviving fund.

(See Notes to Pro Forma Financial Statements)

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS (Unaudited)

1. Basis of Combination

The unaudited pro forma combined Statements of Assets and Liabilities, Statements of Operations, and Schedules of Investments reflect the accounts of the Oak Ridge Large Cap Equity Fund (the "Large Cap Fund") offered by Oak Ridge Funds, Inc. (the "Corporation"), and the Universal Capital Growth Fund (the "Universal Fund") offered by Universal Capital Investment Trust (the "Trust"), as if the proposed reorganization occurred as of and for the year ended November 30, 2001. These statements have been derived from books and records utilized in calculating daily net asset value at November 30, 2001. The Large Cap Fund will be the accounting survivor of the reorganization.

The plan of reorganization provides for the transfer of all or substantially all of the assets of the Universal Fund to the Large Cap Fund in exchange for that number of full and fractional Class A shares having an aggregate net asset value equal to the aggregate net asset value of the Universal Fund as of the close of business on the business day preceding the closing date. The Large Cap Fund will assume all of the liabilities of the Universal Fund. The Universal Fund will distribute the Class A shares received in the exchange to the shareholders of the Universal Fund in complete liquidation of the fund. The Universal Fund will then be terminated. The pro forma financial statements give effect to the reorganization described above.

The basis of the assets of the Universal Fund in the hands of the Large Cap Fund will be the same as the basis of such assets of the Universal Fund immediately prior to the closing of the reorganization. The Large Cap Fund will recognize no gain or loss for federal tax purposes on its issuance of shares in the reorganization. The pro forma financial statements reflect the combined results of operations of the Large Cap Fund and the Universal Fund. However, should such reorganization be effected, the statements of operations of the Large Cap Fund will not be restated for precombination period results of the Universal Fund.

The pro forma combined Statements of Assets and Liabilities, Statements of Operations, and Schedules of Investments should be read in conjunction with the historical financial statements of the Large Cap Fund and the Universal Fund incorporated by reference in this Statement of Additional Information.

The Large Cap Fund is a separate portfolio of the Corporation and the Universal Fund is a separate portfolio of the Trust, which are registered as open-end management investment companies under the Investment Company Act of 1940.

2. Service Providers

Oak Ridge Investments, LLC (the "Adviser") will continue to serve as the Large Cap Fund's investment adviser after the reorganization. U.S. Bancorp Fund Services, LLC (the "Administrator") will continue to serve as the administrator, transfer agent and fund accountant to the Large Cap Fund after the reorganization. U.S. Bank, N.A. will continue to serve as the custodian to the Large Cap Fund after the reorganization. Oak Ridge Investments, Inc. will continue to serve as the distributor to the Large Cap Fund after the reorganization.

3. Fees

Under the terms of the Large Cap Fund's investment advisory agreement with the Adviser, the Adviser is entitled to receive fees computed at an annual rate of 0.60% the Fund's average daily net assets. Such fees are accrued daily and paid monthly. Under the terms of the Universal Fund's investment advisory agreement with Optimum Investment Advisors, L.P. ("Optimum"), the Universal Fund pays Optimum an investment advisory fee at the annual rate of 1.00% of the first $250 million of the Fund's average daily net assets and 0.75% of the Fund's average daily net assets in excess of $250 million. Such fees are accrued daily and paid monthly.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS (Unaudited) - Continued

Under the terms of the Large Cap Fund's administration agreement, the Administrator is entitled to receive fees at an annual rate based on the Fund's average daily net assets. The Administrator is entitled to a minimum annual fee of $30,000. Such fees are accrued daily and paid monthly. The Trust has adopted an administrative services agreement whereby the Universal Fund pays Dreher and Associates, Inc., the Fund's distributor, a monthly fee of 0.10%, based on the Universal Fund's average daily net assets.

4. Pro Forma Adjustments and Pro Forma Combined Columns

The pro forma adjustments and pro forma combined columns of the Statements of Operations reflect the adjustments necessary to show expenses and (waivers) recoveries at the rates which would have been in effect if the Large Cap Fund and the Universal Fund were combined for the 12 month period ended November 30, 2001. These rates are included in the Form N-14 registration statement.

In the pro forma combined Statements of Operations, the expenses for investment advisory, fund accounting, fund administration, custody, and shareholder servicing have been adjusted to reflect the contractual rates stated in the agreements between the Large Cap Fund and the applicable service provider. Professional fees have been adjusted due to reduced redundancies expected to be achieved by the combination of the Large Cap Fund and the Universal Fund, specifically in the areas of audit, tax and legal work. Other adjustments reflect efficiencies which are expected to be gained through the reorganization, including the elimination of the administrative service fees paid by the Universal Fund. The adjustment to recovery of waiver reflects the Adviser's right to recoup expenses waived over prior years (as explained below).

For the fiscal year ended November 30, 2001, the Adviser agreed to waive its management fee and/or reimburse the Large Cap Fund's operating expenses to ensure that total operating expenses for the Class A shares did not exceed 2.00% of the class's average daily net assets. The Adviser has agreed to extend this cap on the Large Cap Fund's operating expenses through March 31, 2002. After this date, the Adviser may elect to continue, modify or terminate the limitation on Fund operating expenses. Further, under the terms of this agreement, any Fund expenses waived or reimbursed after March 1, 1999 may be recouped by the Adviser to the extent actual operating expenses for a period are less than the expense limitation cap, provided that the Adviser may only be entitled to recoup such amounts for a period of three years from the fiscal year such amounts were waived or reimbursed. Reimbursed/absorbed expenses subject to potential recovery by the year of expiration are as follows:
Year of Expiration
November 30, 2002 November 30, 2003 November 30, 2004	$75,906 $63,272 $87,637

The pro forma Statements of Assets and Liabilities and Schedules of Investments give effect to the proposed reorganization as if it had occurred at November 30, 2001. The Large Cap Fund, which is the surviving fund, will offer Class A shares after the reorganization (although it has the authority to issue (and offer) Class C shares as well).

5. Portfolio Valuation, Securities Transactions and Related Income

Securities of the Large Cap Fund and the Universal Fund are valued at market value. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined by comparing the net sale proceeds to an identified cost basis. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-divided date or as soon as information is available. Discounts and premiums on securities are amortized over the life of the respective security.

Please note that incompatible securities of the Universal Fund are expected to be sold off prior to or shortly after the closing of the reorganization, which could result in the recognition of capital gains (or losses) for Fund shareholders.

6. Capital Shares

The pro forma net asset values per share assume that the issuance of Class A shares of the Large Cap Fund would have occurred at November 30, 2001 in connection with the proposed reorganization. The pro forma number of shares outstanding consists of the following:

	Shares Outstanding at November 30, 2001	Additional Shares issued in the Reorganization	Pro Forma Shares at November 30, 2001

Large Cap Fund	220,233	740,874	961,107

7. Merger Costs

All costs associated with the reorganization will be paid by the Adviser, except for expenses incurred by the Universal Fund's investment adviser, Optimum, in connection with the reorganization.

PART C	OTHER INFORMATION

Item 15. Indemnification

Pursuant to the authority of the Maryland General Corporation Law, Article VI of Registrant's By-Laws provides as follows:

ARTICLE VI INDEMNIFICATION

The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

In addition, pursuant to the Agreement and Plan of Reorganization, filed as Appendix A to Part A hereof, the Registrant has agreed to indemnify and hold harmless the Acquired Fund (as defined in such Agreement and Plan of Reorganization) and each member of its Board of Trustees and each of its officers from and against all losses, claims, damages, liabilities or expenses to which such persons may become subject insofar as such losses arise out of or are based upon any breach by the Registrant of any of its representations, warranties, covenants or agreements as set forth in the Agreement and Plan of Reorganization. Pursuant to the Agreement and Plan of Reorganization, the Acquired Fund has also agreed to provide the same indemnification rights to the Registrant, its Board of Directors and its officers.

Insofar as indemnification for liability under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16. Exhibits
	Exhibit No.	Exhibit
	(1)(a)	Registrant's Articles of Incorporation dated October 15, 1993, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 7, as filed with the SEC on March 20, 1998
(1)(b)

Articles Supplementary dated as of February 26, 1997 to Registrant's Articles of Incorporation, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 7, as filed with the SEC on March 20, 1998

(1)(c)

Articles of Amendment dated as of February 26, 1997 to Registrant's Articles of Incorporation, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 7, as filed with the SEC on March 20, 1998

(1)(d)

Articles of Amendment dated as of March 2, 1998 to Registrant's Articles of Incorporation, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 7, as filed with the SEC on March 20, 1998

(1)(e)

Articles Supplementary dated as of March 1, 1999 to Registrant's Articles of Incorporation, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 9, as filed with the SEC on March 1, 1999

(1)(f)

Articles of Amendment dated as of March 1, 1999 to Registrant's Articles of Incorporation, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 9, as filed with the SEC on March 1, 1999

	(2)	Registrant's Amended and Restated By-Laws, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 7, as filed with the SEC on March 20, 1998
	(3)	Not Applicable
	(4)	Form of Agreement and Plan of Reorganization, filed herewith as Appendix A to Part A
	(5)	Not Applicable
(6)(a)

Amended and Restated Investment Advisory Agreement with Oak Ridge Investments, LLC dated as of March 1, 1999, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 9, as filed with the SEC on March 1, 1999

	(6)(b)	Expense Cap/Reimbursement Agreement dated as of March 1, 1999, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 9, as filed with the SEC on March 1, 1999
(6)(c)

Amendment to Expense Cap/Reimbursement Agreement dated as of March 31, 2001, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 11, as filed with the SEC on March 27, 2001

(7)(a)

Amended and Restated Distribution Agreement with Oak Ridge Investments, Inc. dated as of March 1, 1999, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 9, as filed with the SEC on March 1, 1999

	(7)(b)	Amended and Restated Form of Dealer Agreement, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 9, as filed with the SEC on March 1, 1999
	(8)	Not Applicable
	(9)(a)	Custodian Agreement with Firstar Trust Company dated December 1, 1995, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 4, as filed with the SEC on December 26, 1995
	(9)(b)	Addendum to Custodian Agreement effective September 30, 1998, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 9, as filed with the SEC on March 1, 1999
	(9)(c)	Amendment to Custodian Agreement dated January 7, 1999, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 9, as filed with the SEC on March 1, 1999
	(10)(a)	Amended and Restated Class A Rule 12b-1 Distribution Plan, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 9, as filed with the SEC on March 1, 1999
	(10)(b)	Amended and Restated Class C Rule 12b-1 Distribution and Servicing Plan, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 9, as filed with the SEC on March 1, 1999
	(10)(c)	Amended and Restated Rule 18f-3 Multiple Class Plan, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 9, as filed with the SEC on March 1, 1999
(11)

Opinion and Consent of Godfrey & Kahn, S.C. regarding the validity of the shares to be issued by the Registrant, incorporated by reference to the initial filing of this Form N-14, as filed on November 30, 2001

	(12)	Form of Opinion and Consent of Godfrey & Kahn, S.C. regarding certain tax matters, incorporated by reference to the initial filing of this Form N-14, as filed on November 30, 2001
(13)(a)

Transfer Agent Agreement with Firstar Trust Company dated December 1, 1995, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 4, as filed with the SEC on December 26, 1995

(13)(b)

Fund Administration Servicing Agreement with Firstar Trust Company dated December 1, 1995, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 4, as filed with the SEC on December 26, 1995

(13)(c)

Fund Accounting Servicing Agreement with Firstar Trust Company dated December 1, 1995, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 4, as filed with the SEC on December 26, 1995

	(13)(d)	Addendum to Firstar Servicing Agreements effective September 30, 1998, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 9, as filed with the SEC on March 1, 1999
	(13)(e)	Amendment to Fund Administration Servicing Agreement dated January 7, 1999, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 9, as filed with the SEC on March 1, 1999
	(13)(f)	Amendment to Fund Accounting Servicing Agreement dated January 7, 1999, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 9, as filed with the SEC on March 1, 1999
	(13)(g)	Amendment to Transfer Agent Agreement dated January 7, 1999, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 9, as filed with the SEC on March 1, 1999
	(14)(a)	Consent of PricewaterhouseCoopers LLP, filed herewith
	(14)(b)	Consent of Ernst & Young LLP, filed herewith
	(15)	Not Applicable
	(16)	Powers of Attorney, incorporated by reference to the signature page of the initial filing of this Form N-14, as filed on November 30, 2001
	(17)(a)	Form of Proxy, incorporated by reference to the initial filing of this Form N-14, as filed on November 30, 2001
	(17)(b)	Registrant's Prospectus dated March 30, 2001, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 11, as filed with the SEC on March 27, 2001
(17)(c)

Universal Capital Growth Fund's Prospectus dated January 28, 2001, incorporated by reference to Post-Effective Amendment No. 14 to Universal Capital Investment Trust's Form N-1A, as filed with the SEC on November 29, 2000

	(17)(d)	Registrant's Statement of Additional Information dated March 30, 2001, incorporated by reference to Registrant's Form N-1A, Post-Effective Amendment No. 11, as filed with the SEC on March 27, 2001
(17)(e)

Universal Capital Growth Fund's Statement of Additional Information dated January 28, 2001, incorporated by reference to Post-Effective Amendment No. 14 to Universal Capital Investment Trust's Form N-1A, as filed with the SEC on November 29, 2000

(17)(f)

Semi-Annual Report to Shareholders of Oak Ridge Large Cap Equity Fund for the six month period ended May 31, 2001, incorporated by reference to Registrant's Form N-30D, as filed with the SEC on August 10, 2001

(17)(g)

Annual Report to Shareholders of Oak Ridge Large Cap Equity Fund for the fiscal year ended November 30, 2000, incorporated by reference to Registrant's Form N-30D, as filed with the SEC on January 31, 2001

(17)(h)

Annual Report to Shareholders of Universal Capital Growth Fund for the fiscal year ended September 30, 2001, incorporated by reference to Form N-30D of Universal Capital Investment Trust, as filed with the SEC on November 26, 2001

Item 17.	Undertakings
(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Pre-Effective Amendment No. 2 to this Registration Statement has been signed on behalf of the Registrant, in the City of Chicago and State of Illinois on the 27th day of December, 2001.
OAK RIDGE FUNDS, INC.

By: /s/ Samuel Wegbreit Samuel Wegbreit Chairman of the Board

As required by the Securities Act of 1933, this Pre-Effective Amendment No. 2 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
* Samuel Wegbreit	Chairman of the Board, a Director, Treasurer and Assistant Secretary (principal financial and accounting officer)	December 27, 2001

* David M. Klaskin	Director and President (principal executive officer)	December 27, 2001

* Daniel A. Kaplan	Director	December 27, 2001

* Dr. A. Charlene Sullivan	Director	December 27, 2001

* Angelo Spoto	Director	December 27, 2001

* By /s/ Samuel Wegbreit Samuel Wegbreit		December 27, 2001

(as attorney-in-fact pursuant to authority granted by power of attorney included on this signature page in the initial filing of this Registration Statement)